UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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GARTNER, INC.
(Name of Registrant as Specified in Its Charter)

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April 15, 2014

Dear Stockholder:

On behalf of the Board of Directors and Management of Gartner, Inc., I invite you to attend our 2014 Annual Meeting of Stockholders to be held on Thursday, May 29, 2014, at 10 a.m. local time, at our corporate headquarters at 56 Top Gallant Road, Stamford, Connecticut.

Details of the business to be conducted at the meeting are given in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow this letter.

We have mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2013 Annual Report to Stockholders and our 2014 Proxy Statement online, how to request a paper copy of these materials and how to vote on the three management Proposals put before you this year. In addition, by following the additional instructions in the Proxy Statement, stockholders may request proxy materials electronically by email or in printed form by mail on an ongoing basis.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Proxy Statement.

If you have any questions about the meeting, please contact our Investor Relations Department at (203) 316-6537.

We look forward to seeing you at the meeting.

Sincerely,

Eugene A. Hall

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 29, 2014

Time:	10:00 a.m. local time

Location:	56 Top Gallant Road
Stamford, Connecticut 06902

Matters To Be Voted On:	(1)	Election of nine members of our Board of Directors;
	(2)	Advisory approval of the Company’s executive compensation;
	(3)	Approval of 2014 Long - Term Incentive Plan; and
	(4)	Ratification of the appointment of KPMG LLP as our independent auditor for 2014.

Record Date:	April 3, 2014 – You are eligible to vote if you were a stockholder of record on this date.

Voting Methods:	By Internet – go to “www.proxyvote.com” and follow instructions
By Telephone – call 1-800-690-6903, 24 hours a day, and follow instructions
By Mail – if you received your proxy materials by mail, complete and sign your proxy card and return in enclosed envelope or mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, N.Y. 11717
In Person – attend the Annual Meeting and vote in person

Importance Of Vote:	Submit a proxy as soon as possible to ensure that your shares are represented. If your shares are held in “street name,” we urge you to instruct your broker how to vote your shares.

Voting promptly will insure that we have a quorum at the meeting and will save us additional proxy solicitation expenses.

By Order of the Board of Directors,

Lewis G. Schwartz

Corporate Secretary

Stamford, Connecticut

April 15, 2014

56 Top Gallant Road

Stamford, Connecticut 06902

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on May 29, 2014

GENERAL INFORMATION

The Annual Meeting and Proposals

The 2014 Annual Meeting of Stockholders of Gartner, Inc. will be held on Thursday, May 29, 2014, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in greater detail below. This Proxy Statement and form of proxy, together with our 2013 Annual Report to Stockholders, are being furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and any adjournment of the meeting, and are first being made available to our stockholders on or around April 15, 2014. We will refer to your company in this Proxy Statement as “we”, “us”, the “Company” or “Gartner.” The three proposals to be considered and acted upon at the Annual Meeting, which are described in more detail in this Proxy Statement, are:

•	Election of nine nominees to our Board of Directors;
•	Advisory approval of the Company’s executive compensation;
•	Approval of the 2014 Long - Term Incentive Plan; and
•	Ratification of the appointment of KPMG LLP as our independent auditor for the 2014 fiscal year.

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2014 Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons designated by the Company as proxies may vote the shares of Common Stock they represent in their discretion.

Information Concerning Proxy Materials and the Voting of Proxies

Why Did You Receive a Notice Regarding Availability of Proxy Materials?

Securities and Exchange Commission (SEC) rules allow companies to furnish proxy materials to their stockholders via the Internet. This “e-proxy” process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs and reducing the environmental impact of our annual meeting. Accordingly, on April 15, 2014, we mailed to our stockholders a notice regarding the availability of proxy materials (the “Notice”). If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access our proxy materials for the Annual Meeting on a website, how to request a printed copy of proxy materials and how to vote your shares. We expect to shortly mail paper copies of our proxy materials to certain stockholders who have already elected to receive printed materials.

How Can You Get Electronic Access to Proxy Materials?

The Notice provides instructions regarding how to view our proxy materials for the Annual Meeting online. As explained in greater detail in the Notice, to view the proxy materials and vote, you will need to visit: www.proxyvote.com and have available your 12-digit Control number(s) located on your Notice.

How Can You Request Paper or Email Copies of Proxy Materials?

If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. If you want to receive paper or email copies of the proxy materials, you must request them. There is no charge for requesting a copy. To facilitate timely delivery, please make your request on or before May 15, 2014. To request paper or e-mail copies, stockholders can go to www.proxyvote.com, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. Please note that if you request materials by email, send a blank email with your 12-digit Control number(s) (located on your Notice) in the subject line.

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How Can You Sign Up to Receive Future Proxy Materials Electronically?

You have the option to receive all future proxy statements, proxy cards and annual reports electronically via email or the Internet. If you elect this option, the Company will only mail printed materials to you in the future if you request that we do so. To sign up for electronic delivery, please follow the instructions below under How Can You Vote to vote using the Internet and vote your shares. After submitting your vote, follow the prompts to sign up for electronic delivery.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on April 3, 2014 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, there were 90,223,998 shares of our common stock, par value $.0005 per share (“Common Stock”) outstanding and eligible to be voted. Treasury shares are not voted.

How Can You Vote?

You may vote using one of the following methods:

•	Internet. You may vote on the Internet up until 11:59 PM Eastern Time on May 28, 2014 by going to the website for Internet voting on the Notice or your proxy card (www.proxyvote.com) and following the instructions on your screen. Have your Notice or proxy card available when you access the web page. If you vote by the Internet, you should not return your proxy card.
•	Telephone. You may vote by telephone by calling the toll-free telephone number on your proxy card (1-800-690-6903), 24 hours a day and up until 11:59 PM Eastern Time on May 28, 2014, and following prerecorded instructions. Have your proxy card available when you call. If you vote by telephone, you should not return your proxy card.
•	Mail. If you received your proxy materials by mail, you may vote by mail by marking the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, N.Y. 11717.
•	In Person. You may vote your shares in person by attending the Annual Meeting and submitting your proxy at the meeting.

All shares that have been voted properly by an unrevoked proxy will be voted at the Annual Meeting in accordance with your instructions. If you sign and submit your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted for each proposal as our Board recommends.

How to Revoke Your Proxy or Change Your Vote

A later vote by any means will cancel an earlier vote. You can revoke your proxy or change your vote before your proxy is voted at the Annual Meeting by:

•	giving written notice of revocation to: Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212; or
•	submitting another timely proxy by the Internet, telephone or mail; or
•	attending the Annual Meeting to vote in person. If your shares are held in the name of a bank, broker or other holder of record, to vote at the Annual Meeting you must obtain a proxy executed in your favor from your bank, broker or other holder of record and bring it to the Annual Meeting in order to vote. Attendance at the Annual Meeting will not, by itself, revoke your prior proxy.

How Many Votes You Have

Each stockholder has one vote for each share of our Common Stock owned on the Record Date for all matters being voted on.

If Your Shares Are Held in “Street Name,” How Will Your Broker Vote?

Holders of shares held in brokerage or “street name” accounts should be aware of voting rules that will affect whether their shares will be voted on the Proposals submitted at the meeting. Under applicable New York Stock Exchange (NYSE) rules relating to the discretionary voting of proxies by brokers, brokers are not permitted to vote shares with respect to the election of directors, executive compensation and equity plans without instructions from the beneficial owner. However, brokers will still be able to vote shares held in brokerage accounts with respect to the ratification of the appointment of an independent registered public accounting firm, even if they do not receive instructions from the beneficial owner. Therefore, holders of shares held in brokerage or street name accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with Proposals One, Two and Three. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Quorum

A quorum is constituted by the presence, in person or by proxy, of holders of our Common Stock representing a majority of the number of shares of Common Stock entitled to vote. Abstentions and broker non-votes (described above) will be considered present to determine a quorum.

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Votes Required

Proposal One: Each nominee must receive more “FOR” votes than “AGAINST” votes to be elected. Any nominee who fails to achieve this threshold must tender his or her resignation from the Board.

Proposals Two, Three and Four: The affirmative “FOR” vote of a majority of the votes cast is required to approve Proposal Two - the advisory approval of the Company’s executive compensation, Proposal Three – the approval of the Gartner, Inc. 2014 Long - Term Incentive Plan, and Proposal Four - the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

If any other matters are brought properly before the Annual Meeting, the persons named as proxies in the accompanying proxy card will have the discretion to vote on those matters for you. If for any reason any of the nominees is not available as a candidate for director at the Annual Meeting, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors. As of the date of this Proxy Statement, we were unaware of any other matter to be raised at the Annual Meeting.

What Are the Recommendations of the Board?

The Board of Directors recommends that you vote:

•	FOR the election of the nine nominees to our Board of Directors
•	FOR the advisory approval of the Company’s executive compensation
•	FOR the approval of the Gartner, Inc. 2014 Long - Term Incentive Plan
•	FOR the ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2014.

Who Is Distributing Proxy Materials and Bearing the Cost of the Solicitation?

This solicitation of proxies is being made by the Board of Directors and we will bear the entire cost of this solicitation, including costs associated with mailing the Notice and related internet access to proxy materials, the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation material that we may provide to stockholders. Gartner will request brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others to solicit proxies from these persons and will pay the costs associated with such activities. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic mail and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services. We have also retained Georgeson Inc. to assist with the solicitation of proxies at an anticipated cost of $6,500 which will be paid by the Company.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our investor relations website – www.investor.gartner.com.

Who Can Answer Your Questions?

If you have questions about this Proxy Statement or the Annual Meeting, please call our Investor Relations Department at (203) 316-6537.

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THE BOARD OF DIRECTORS

General Information about our Board of Directors

Our Board currently has nine directors who serve for annual terms. Our CEO, Eugene A. Hall, has an employment agreement with the Company that obligates the Company to include him on the slate of nominees to be elected to our Board during the term of the agreement. See Executive Compensation – Employment Agreements with Executive Officers below. There are no other arrangements between any director or nominee and any other person pursuant to which the director or nominee was selected. None of our directors or executive officers is related to another director or executive officer by blood, marriage or adoption.

Each member of our Board has been nominated for re-election at the 2014 Annual Meeting. See Proposal One – Election of Directors on page 11. Set forth below are the name, age, principal occupation for the last five years, public company board experience, selected additional biographical information and period of service as a director of the Company of each director, as well as a summary of each director’s experience, qualifications and background which, among other factors, support their respective qualifications to continue to serve on our Board.

Michael J. Bingle, 42, has been a director since October 2004. Mr. Bingle is a Managing Partner and Managing Director of Silver Lake, a private equity firm that he joined in January 2000. Prior thereto, he was a principal with Apollo Management, L.P., a private equity firm, and an investment banker at Goldman, Sachs & Co. He is a director of Interactive Data Corporation as well as several private companies that are portfolio companies of Silver Lake, and a former director of TD Ameritrade Holding. Mr. Bingle’s investing, investment banking and capital markets expertise, coupled with his extensive working knowledge of Gartner (a former Silver Lake portfolio company), its financial model and core financial strategies, provide valuable perspective and guidance to our Board and Governance Committee, and qualify him to continue to serve as director.

Richard J. Bressler, 56, has been a director since February 2006. Mr. Bressler presently serves as President and Chief Financial Officer of CC Media Holdings, Inc. and Clear Channel Communications, Inc., and as Chief Financial Officer of Clear Channel Holdings, Inc. Prior to joining Clear Channel, he served as Managing Director of Thomas H. Lee Partners, L.P., a private equity firm, from 2006 to July 2013. From May 2001 through 2005, Mr. Bressler was Senior Executive Vice President and Chief Financial Officer of Viacom Inc. Prior to joining Viacom, Mr. Bressler was Executive Vice President of AOL Time Warner Inc. and Chief Executive Officer of AOL Time Warner Investments. Prior to that, Mr. Bressler served in various capacities with Time Warner Inc., including as Chairman and Chief Executive of Time Warner Digital Media and as Executive Vice President and Chief Financial Officer of Time Warner Inc. Before joining Time Warner Inc., Mr. Bressler was a Partner with Ernst & Young. Mr. Bressler is a director of The Nielsen Company B.V., CC Media Holdings, Inc., and America Media Operations, Inc., and he serves on the audit committee of America Media Operations, Inc. He is a former director of Warner Music Group Corp. He is also a Board Observer of Univision Communications, Inc. and a member of the JP Morgan Chase National Advisory Board. Mr. Bressler qualifies as an audit committee financial expert, and his extensive financial and operational roles at large U.S. public companies bring a wealth of management, financial, accounting and professional expertise to our Board and Audit Committee, and qualify him to continue to serve as director.

Raul E. Cesan, 66, has been a director since February 2012. Since 2001, Mr. Cesan has been the Founder and Managing Partner of Commercial Worldwide LLC, an investment firm. Prior thereto, he spent 25 years at Schering – Plough Corporation, serving in various capacities of substantial responsibility: the President and Chief Operating Officer (from 1998 to 2001); Executive Vice President of Schering-Plough Corporation and President of Schering-Plough Pharmaceuticals (from 1994 – 1998); President of Schering Laboratories, U.S. Pharmaceutical Operations (from 1992 to 1994); and President of Schering – Plough International (from 1988 to 1992). Mr. Cesan is also a director of The New York Times Company. Mr. Cesan’s extensive operational and international experiences provide valuable guidance to our Board and Compensation Committee and qualify him to continue to serve as director.

Karen E. Dykstra, 55, has been a director since July 2007. Since November 2013, she has served as Chief Financial and Administrative Officer, and since September 2012 she served as Chief Financial Officer, of AOL, Inc. From January 2007 until December 2010, Ms. Dykstra was a Partner of Plainfield Asset Management LLC (“Plainfield”), and she served as Chief Operating Officer and Chief Financial Officer of Plainfield Direct LLC, Plainfield’s business development company, from May 2006 to 2010, and as a director from 2007 to 2010. Prior thereto, she spent over 25 years with Automatic Data Processing, Inc., serving most recently as Chief Financial Officer from January 2003 to May 2006, and prior thereto as Vice President – Finance, Corporate Controller and in other capacities. Ms. Dykstra is a former director of Crane Co. and AOL, Inc. Ms. Dykstra qualifies as an audit committee financial expert, and her extensive management, financial, accounting and oversight experience provide important expertise to our Board and Audit Committee, and qualify her to continue to serve as director.

Anne Sutherland Fuchs, 66, has been a director since July 1999. She served as Group President, Growth Brands Division, Digital Ventures, a division of J.C. Penney Company, Inc., from November 2010 until April 2012. She also served as Chair of the Commission on Women’s Issues for New York City during the Bloomberg Administration, a position she held from 2002 through 2013. Previously, Ms. Fuchs served as a consultant to companies on branding and digital initiatives, and as a senior executive with

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operational responsibility at LVMH Moët Hennessy Louis Vuitton, Phillips de Pury & Luxembourg and several publishing companies, including Hearst Corporation, Conde Nast, Hachette and CBS. Ms. Fuchs is also a director of Pitney Bowes Inc. Ms. Fuchs’ executive management, content and branding skills plus operations expertise, her knowledge of government operations and government partnerships with the private sector, and her keen interest and knowledge of diversity, governance and executive compensation matters provide important perspective to our Board and its Governance and Compensation Committees, and qualify her to continue to serve as director.

William O. Grabe, 75, has been a director since April 1993. Mr. Grabe is an Advisory Director of General Atlantic LLC, a global private equity firm. Prior to joining General Atlantic in 1992, Mr. Grabe was a Vice President and Corporate Officer of IBM Corporation. Mr. Grabe is presently a director of Compuware Corporation and Lenovo Group Limited as well as private companies that are portfolio companies of General Atlantic. He is a former director of Infotech Enterprises Limited and Patni Computer Systems Ltd. Mr. Grabe’s extensive senior executive experience, his knowledge of business operations and his vast knowledge of the global information technology industry have made him a valued member of the Board and Governance Committee, and qualify him to continue to serve as director.

Eugene A. Hall, 57, has been our Chief Executive Officer and a director since August 2004. Prior to joining Gartner, Mr. Hall was a senior executive at Automatic Data Processing, Inc., a Fortune 500 global technology and service company, serving most recently as President, Employers Services Major Accounts Division, a provider of human resources and payroll services. Prior to joining ADP in 1998, Mr. Hall spent 16 years at McKinsey & Company, most recently as Director. As Gartner’s CEO, Mr. Hall is responsible for developing and executing on the Company’s operating plan and business strategies in consultation with the Board of Directors and for driving Gartner’s business and financial performance, and, therefore, is qualified to continue to serve as the principal management representative on the Board.

Stephen G. Pagliuca, 59, has served as a director from July 1990 (except for a six month hiatus beginning in late 2009 when he entered the Massachusetts U.S. Senate race). Mr. Pagliuca is a Managing Director of Bain Capital Partners, LLC and is also a Managing Partner and an owner of the Boston Celtics basketball franchise. Mr. Pagliuca joined Bain & Company in 1982, and founded the Information Partners private equity fund for Bain Capital in 1989. Prior to joining Bain, Mr. Pagliuca worked as a senior accountant and international tax specialist for Peat Marwick Mitchell & Company in the Netherlands. Mr. Pagliuca is a director of several private companies that are portfolio companies of Bain Capital, and a former director of Burger King Holdings, Inc., HCA, Inc. (Hospital Corporation of America), Quintiles Transnational Corporation and Warner Chilcott PLC. Mr. Pagliuca has served on our Board since Gartner first became a public company (except during his recent run for public office). He has deep subject matter knowledge of Gartner’s history, the development of its business model and the global information technology industry, as well as financial and accounting matters, all of which provide valuable guidance to the Board and qualify him to continue to serve as director.

James C. Smith, 74, has been a director since October 2002 and Chairman of the Board since August 2004. Until its sale in 2004, Mr. Smith was Chairman of the Board of First Health Group Corp., a national health benefits company. He also served as First Health’s Chief Executive Officer from January 1984 through January 2002 and President from January 1984 to January 2001. Mr. Smith is a director of various private companies. Mr. Smith’s long-time expertise and experience as the founder, senior-most executive and chairman of the board of a successful large public company provides a unique perspective and insight into management and operational issues faced by the Board, Audit Committee and our CEO. This experience, coupled with Mr. Smith’s personal leadership qualities, qualify him to continue to serve as director, and as Chairman of the Board.

Majority Vote Standard

The Company has adopted a majority vote standard for the election of directors which provides that a nominee must receive more FOR votes than AGAINST votes for election as a director. Should a nominee fail to achieve this threshold, the nominee must immediately tender his or her resignation to the Chairman. The Board, in its discretion, can determine whether or not to accept the resignation.

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Compensation of Directors

Directors who are also employees receive no fees for their services as directors. Non-management directors are reimbursed for their meeting attendance expenses and receive the following compensation for their service as director:

Annual Director Retainer Fee:	$60,000 per director and an additional $100,000 for our non-executive Chairman of the Board, payable in arrears in four equal quarterly installments, on the first business day of each quarter. These amounts are paid in common stock equivalents (CSEs) granted under the Company’s 2003 Long-Term Incentive Plan (“2003 Plan”), except that a director may elect to receive up to 50% of this fee in cash. The CSEs convert into Common Stock on the date the director’s continuous status as a director terminates, unless the director elects accelerated release as provided in the 2003 Plan. The number of CSEs awarded is determined by dividing the aggregate director fees owed for a quarter (other than any amount payable in cash) by the closing price of the Common Stock on the first business day following the close of that quarter.
Annual Committee Chair Fee:	$10,000 for the chair of our Governance Committee and $15,000 for the chairs of our Audit and Compensation Committees. Amounts are payable in the same manner as the Annual Fee.
Annual Committee Member Fee:	$7,500 for our Governance Committee members, $10,000 for our Compensation Committee members and $15,000 for our Audit Committee members. Committee chairs receive both a committee chair fee and a committee member fee. Amounts are payable in the same manner as the Annual Fee.
Annual Equity Grant:	$200,000 in value of restricted stock units (RSUs), awarded annually on the date of the Annual Meeting. The number of RSUs awarded is determined by dividing $200,000 by the closing price of the Common Stock on the award date. The restrictions lapse one year after grant subject to continued service as director through that date.

Director Compensation Table

This table sets forth compensation earned or paid in cash, and the grant date fair value of equity awards made, to our non-management directors on account of services rendered as a director in 2013. Mr. Hall receives no compensation for service as director.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Michael J. Bingle	70,208	188,333	258,541
Richard J. Bressler	81,667	188,333	270,000
Raul E. Cesan	63,750	188,333	252,083
Karen E. Dykstra	68,750	188,333	257,083
Anne Sutherland Fuchs	83,125	188,333	271,458
William O. Grabe	70,208	188,333	258,241
Steven G. Pagliuca	55,833	188,333	244,166
James C. Smith	168,750	188,333	357,083

(1)	Includes amounts earned in 2013 and paid in cash and/or common stock equivalents (CSEs) on account of the Annual Director Retainer Fee, Annual Committee Chair Fee and/or Annual Committee Member Fee, described above. All fees were increased in July 2013 with effect from May 30, 2013, the date of the 2013 Annual Meeting. Accordingly, fees earned reflect adjusted fees pro rata from May 30, 2013. Does not include reimbursement for meeting attendance fees.

(2)	Represents the grant date value of an annual equity award computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, consisting of 3,275 restricted stock units (RSUs) that vest on May 30, 2014, one year from the date of the 2013 Annual Meeting, subject to continued service through that date. The award was increased from $130,000 to $200,000 in July 2013, and a $70,000 true up award, pro rata from May 30, 2013, the date of the 2013 Annual Meeting, was made on August 6, 2013. Accordingly, the number of RSUs awarded was calculated by dividing $130,000 by the closing price of our Common Stock on May 30, 2013 ($57.32) and $58,333 by the closing price of our Common Stock on August 6, 2013 ($57.87).

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CORPORATE GOVERNANCE

Gartner is committed to maintaining strong corporate governance practices. Our Board Principles and Practices (the “Board Guidelines”) are reviewed periodically and revised in light of legal, regulatory or other developments, as well as emerging best practices, by our Governance Committee and Board.

Director Independence

Our Board Guidelines require that our Board be comprised of a majority of directors who meet the criteria for independence from management set forth by the New York Stock Exchange (“NYSE”) in its corporate governance listing standards.

Our committee charters likewise require that our standing Audit, Compensation and Governance/Nominating Committees be comprised only of independent directors. Additionally, the Audit Committee members must be independent under Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee members must be independent under Rule 16b-3 promulgated under the Exchange Act as well as applicable NYSE corporate governance listing standards, and they must qualify as outside directors under regulations promulgated under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

Utilizing all of these criteria, as well as all relevant facts and circumstances, the Board annually assesses the independence from management of all non-management directors and committee members by reviewing the commercial, financial, familial, employment and other relationships between each director and the Company, its auditors and other companies that do business with Gartner.

After analysis and recommendation by the Governance Committee, the Board determined that:

•	all non-management directors (Michael Bingle, Richard Bressler, Raul Cesan, Karen Dykstra, Anne Sutherland Fuchs, William Grabe, Stephen Pagliuca and James Smith) are independent under the NYSE listing standards;

•	our Audit Committee members (Ms. Dykstra and Messrs. Bressler and Smith) are independent under the criteria set forth in Section 10A-3 of the Exchange Act; and

•	our Compensation Committee members (Ms. Fuchs and Messrs. Bingle and Cesan) are independent under the criteria set forth in Exchange Act Rule 16b-3 as well as under applicable NYSE corporate governance listing standards, and qualify as “outside directors” under Code Section 162(m) regulations.

Board Leadership Structure

The leadership of our Board of Directors rests with our independent Chairman of the Board, Mr. James C. Smith. Gartner believes that the separation of functions between the CEO and Chairman of the Board provides independent leadership of the Board in the exercise of its management oversight responsibilities, increases the accountability of the CEO and creates transparency into the relationship among executive management, the Board of Directors and the stockholders. Additionally, in view of Mr. Smith’s extensive experience as a chief executive officer of a major corporation, he is able to provide an independent point of view to our CEO on important management and operational issues.

Risk Oversight

The Board of Directors, together with management, oversees risk at Gartner. The Company’s strategic objectives and activities are presented by executive management to the Board and approved annually and more frequently as necessary.

The Risk (Internal Audit) function reports directly to the Audit Committee, and provides quarterly reports to the committee. The committee reviews the results of the internal audit annual risk assessment and the proposed internal audit plan. Subsequent quarterly meetings include an update on ongoing internal audit activities, including results of audits and any changes to the audit plan. Risk also meets with the Audit Committee in executive session on a quarterly basis.

The Compliance function also reports directly to the Audit Committee on a quarterly basis concerning the state of the Company’s legal and ethical compliance program and initiatives, hotline activities, litigation matters and findings of the Disclosure Controls Committee.

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The Company maintains internal controls and procedures over financial reporting, as well as enterprise wide internal controls, that are updated and tested annually by management and our independent auditors. Any internal control deficiencies and the status of remediation efforts likewise are reported to the Audit Committee on a quarterly basis.

Risk Assessment of Compensation Policies and Practices

Management conducts an annual risk assessment of the Company’s compensation policies and practices, including all executive, non-executive and business unit compensation policies and practices, as well as the variable compensation policies applicable to our global sales force. The results of this assessment are reported to the Compensation Committee. Management has concluded and the Compensation Committee has agreed that no Company compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Board and Committee Meetings and Annual Meeting Attendance

Our Board held four meetings during 2013. During 2013, all of our directors attended 100% of all Board and committee meetings held during the periods in which such director served as a director and/or committee member. At each regular quarterly Board and committee meeting, time is set aside for the non-management directors to meet in executive session without management present. James C. Smith, our non-executive Chairman of the Board, presides over these executive sessions at the Board meetings, and each committee chairperson presides over the executive sessions at their respective committee meetings. Directors are not required, but are invited, to attend the Annual Meeting of Stockholders. In 2013, Mr. Hall and other executive officers of the Company attended the Annual Meeting of Stockholders.

Committees Generally and Charters

As noted above, our Board has three standing committees: Audit, Compensation and Governance/Nominating, and all committee members have been determined by our Board to be independent under applicable standards. Our Board of Directors has approved a written charter for each committee which is reviewed annually and revised as appropriate. The table below provides 2013 committee information for each Board Committee:

Name	Audit	Compensation	Governance/Nominating
Michael J. Bingle		X	X
Richard J. Bressler	X (Chair)
Raul E. Cesan		X
Karen E. Dykstra	X
Anne Sutherland Fuchs		X (Chair)	X
William O. Grabe			X (Chair)
Stephen G. Pagliuca
James C. Smith	X
Meetings Held in 2013:	5	5	4

Audit Committee

Gartner has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Board has determined that both Ms. Dykstra and Mr. Bressler qualify as audit committee financial experts, as defined by the rules of the SEC, and that all members have the requisite accounting or related financial management expertise and are financially literate as required by the NYSE corporate governance listing standards.

Our Audit Committee serves as an independent body to assist in Board oversight of:

•	the integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the Company’s Risk, Compliance and Internal Audit functions.

Additionally, the Committee:

•	is directly responsible for the appointment, compensation and oversight of our independent auditors;
•	approves the engagement letter describing the scope of the annual audit;
•	approves fees for audit and non-audit services;
•	provides an open avenue of communication among the independent auditors, the Risk and Internal Audit functions, management and the Board;
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•	resolves disagreements, if any, between management and the independent auditors regarding financial reporting for the purpose of issuing an audit report in connection with our financial statements; and
•	prepares the Audit Committee Report required by the SEC and included in this Proxy Statement on page 40 below.

The independent auditors report directly to the Audit Committee. By meeting with independent auditors and internal auditors, and operating and financial management personnel, the Audit Committee oversees matters relating to accounting standards, policies and practices, any changes thereto and the effects of any changes on our financial statements, financial reporting practices and the quality and adequacy of internal controls. Additionally our Internal Audit and Compliance function report directly to the Audit Committee. After each Audit Committee meeting, the Committee meets separately with the independent auditors and separately with the internal auditors, without management present.

The Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. A toll-free phone number managed by a third party is available for confidential and anonymous submission of concerns relating to accounting, auditing and other illegal or unethical matters, as well as alleged violations of Gartner’s Code of Conduct or any other policies. All submissions are reported to the General Counsel and, in turn, to the Chairman of the Audit Committee. The Audit Committee has the power and funding to retain independent counsel and other advisors as it deems necessary to carry out its duties.

Compensation Committee

The Compensation Committee has responsibility for administering and approving all elements of compensation for the Chief Executive Officer and other executive officers. It also approves, by direct action or through delegation, all equity awards, grants, and related actions under the provisions of our equity plan, and administers the plan. The Compensation Committee is also responsible for:

•	participating in the evaluation of CEO performance (with the input and oversight of the Governance Committee and the Chairman of the Board);
•	approving the peer group established for executive compensation benchmarking purposes;
•	evaluating the independence of all compensation committee advisers; and
•	providing oversight in connection with company-wide compensation programs.

The Committee reviewed and approved the Compensation Discussion and Analysis contained in this Proxy Statement, recommended its inclusion herein (and in our 2013 Annual Report on Form 10-K) and issued the related report to stockholders as required by the SEC (see Compensation Committee Report on page 35 below).

Exequity LLP (“Exequity”) was been retained by the Committee to provide information, analyses, and advice to the Compensation Committee during various stages of 2013 executive compensation planning. Exequity reports directly to the Compensation Committee chair. In the course of conducting its activities, Exequity attended meetings of the Committee and briefed the Compensation Committee on executive compensation trends generally.

The Committee has assessed the independence of Exequity, and has concluded that Exequity is independent and that its retention presents no conflicts of interest either to the Committee or the Company.

All of the decisions with respect to determining the amount or form of executive compensation under the Company’s executive compensation programs are made by the Committee alone and may reflect factors and considerations other than the information and advice provided by its consultants. Please refer to the Compensation Discussion & Analysis beginning on page 14 for a more detailed discussion of the Committee’s activities with respect to executive compensation.

Compensation Committee Interlocks and Insider Participation. During 2013, no member of the Compensation Committee served as an officer or employee of the Company, was formerly an officer of the Company or had any relationship with the Company required to be disclosed under Transactions With Related Persons below. Additionally, during 2013, no executive officer of the Company: (i) served as a member of the compensation committee (or full board in the absence of such a committee) or as a director of another entity, one of whose executive officers served on our Compensation Committee; or (ii) served as a member of the compensation committee (or full board in the absence of such a committee) of another entity, one of whose executive officers served on our Board.

Governance/Nominating Committee

Our Governance/Nominating Committee (the “Governance Committee”), considers such matters as:

•	the size, composition and organization of our Board;
•	the independence of directors and committee members under applicable standards;
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•	our corporate governance policies, including our Board Principles and Practices;
•	the criteria for membership as a director and the selection of nominees for election to the Board;
•	committee assignments;
•	the form and amount of director compensation;
•	the performance evaluation of our CEO and management succession planning; and
•	the annual Board and committee performance evaluations.

While the Governance Committee has not specified minimum qualifications for candidates it recommends, it will consider the qualifications, skills, expertise, qualities, diversity, age, availability and experience of all candidates that are presented for consideration. The Board utilizes a concept of diversity that extends beyond race, gender and national origin to encompass the viewpoints, professional experience and other individual qualities and attributes of candidates that will enable the Board to select candidates who are best able to carry out the Board’s responsibilities and complement the mix of talent and experience represented on the Board. In connection with its annual evaluation, the Board considers the appropriateness of the qualifications of existing directors given then current needs.

Candidates for Board nomination may be brought to the attention of the Governance Committee by current Board members, management, stockholders or other persons. All potential new candidates are fully evaluated by the Governance Committee using the criteria described above, and then considered by the entire Board for nomination.

Director Candidates submitted by Stockholders: Stockholders wishing to recommend director candidates for consideration by the Governance Committee may do so by writing to the Chairman of the Governance/Nominating Committee, c/o Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, CT 06904-2212, and indicating the recommended candidate’s name, biographical data, professional experience and any other qualifications. In addition, stockholders wishing to propose candidates for election must follow our advance notice provisions. See Process for Submission of Stockholder Proposals for our 2015 Annual Meeting below.

Director Stock Ownership Guidelines

The Board believes directors should have a financial interest in the Company. Accordingly, each director is required to own at least 10,000 shares of our Common Stock. New directors have three years from election or appointment to comply with the policy as follows: 25% within one year of election or appointment; 50% within two years of election or appointment; and 100% within three years of election or appointment. We permit directors to apply deferred and unvested equity awards towards satisfying these requirements. All of our directors are in compliance with these guidelines.

Code of Ethics

Gartner has adopted a CEO & CFO Code of Ethics which applies to our Chief Executive Officer, Chief Financial Officer, controller and other financial managers, and a Code of Conduct, which applies to all Gartner officers, directors and employees. Annually, each officer and director affirms his or her compliance with the Code of Conduct. See Miscellaneous—Available Information below.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

Our Board, acting through the Governance Committee, is responsible for assembling for stockholder consideration each year a group of nominees that, taken together, has the experience, qualifications, attributes and skills appropriate and necessary to carry out the duties and responsibilities of, and to function effectively as, the board of directors of Gartner. The Governance Committee regularly reviews the composition of the board in light of the needs of the Company, its assessment of board and committee performance, and the input of stockholders and other key stakeholders. The Governance Committee looks for certain common characteristics in all nominees, including integrity, strong professional experience and reputation, a record of achievement, constructive and collegial personal attributes and the ability and commitment to devote sufficient time and effort to board service. In addition, the Governance Committee seeks to include on the board a complementary mix of individuals with diverse backgrounds and skills that will enable the board as a whole to effectively manage the array of issues it will confront in furtherance of its duties. These individual qualities can include matters such as experience in the technology industry; experience managing and operating large public companies; financial, accounting, executive compensation and capital markets expertise; and leadership skills and experience.

All of the nominees listed below are incumbent directors who have been nominated by the Governance Committee and Board for re-election, and have agreed to serve another term. For additional information about the nominees and their qualifications, please see General Information about our Board of Directors on page 4 above. If any nominee is unable or declines unexpectedly to stand for election as a director at the Annual Meeting, proxies will be voted for a nominee designated by the present Board to fill the vacancy. Each person elected as a director will continue to be a director until the 2015 Annual Meeting of Stockholders or a successor has been elected.

Michael J. Bingle	William O. Grabe
Richard J. Bressler	Eugene A. Hall
Raul E. Cesan	Stephen G. Pagliuca
Karen E. Dykstra	James C. Smith
Anne Sutherland Fuchs

RECOMMENDATION OF OUR BOARD

Our Board unanimously recommends that you vote FOR management’s nine nominees for election to the Board of Directors.

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EXECUTIVE OFFICERS

General Information about our Executive Officers

The following individuals were serving as our executive officers on April 1, 2014:

Name	Age as of date of Proxy Statement	Title
Eugene A. Hall	57	Chief Executive Officer & Director
Kendall B. Davis	45	Senior Vice President, End User Programs
Alwyn Dawkins	48	Senior Vice President, Gartner Events
David Godfrey	43	Senior Vice President, Worldwide Sales
Darko Hrelic	57	Senior Vice President & Chief Information Officer
Robin B. Kranich	43	Senior Vice President, Human Resources
Dale Kutnick	64	Senior Vice President
Christopher J. Lafond	48	Executive Vice President & Chief Financial Officer
Lewis G. Schwartz	63	Senior Vice President, General Counsel & Corporate Secretary
Peter Sondergaard	49	Senior Vice President, Research
Chris Thomas	42	Senior Vice President, Executive Programs
Per Anders Waern	52	Senior Vice President, Gartner Consulting
Michael Yoo	45	Senior Vice President, High Tech & Telecom Programs

Eugene A. Hall has been our Chief Executive Officer and a director since 2004. Prior to joining Gartner, Mr. Hall was a senior executive at Automatic Data Processing, Inc., a Fortune 500 global technology and services company, serving most recently as President, Employers Services Major Accounts Division, a provider of human resources and payroll services. Prior to joining ADP in 1998, Mr. Hall spent 16 years at McKinsey & Company, most recently as Director.

Kendall B. Davis has been our Senior Vice President, End User Programs since May 2008. Prior thereto, he served as Senior Vice President, High Tech & Telecom Programs, and as Senior Vice President, Strategy, Marketing and Business Development. Prior to joining Gartner in 2005, Mr. Davis spent ten years at McKinsey & Company, where he was a partner assisting clients in the IT industry.

Alwyn Dawkins has been our Senior Vice President, Gartner Events, since May 2008. Previously at Gartner, he served as group vice president, Asia/Pacific Sales, based in Sydney, Australia, and prior thereto, as Group Vice President, Gartner Events, where he held global responsibility for exhibit and sponsorship sales across the portfolio of Gartner events. Prior to joining Gartner in 2002, Mr. Dawkins spent ten years at Richmond Events, culminating in his role as Executive Vice President responsible for its North American business.

David Godfrey has been our Senior Vice President, Worldwide Sales, since April 2010. Most recently, Mr. Godfrey was the leader of Gartner’s North American field sales, and prior to this role, he led Gartner’s Europe, Middle East and Africa (EMEA) and the Americas inside sales organizations. Before joining Gartner in 1999 as a sales executive, David spent seven years in business development at Exxon Mobil.

Darko Hrelic has been our Senior Vice President & Chief Information Officer since January 2007. Prior to joining Gartner, he spent five years at Automatic Data Processing, Inc., most recently as Vice President and Chief Technology Officer in ADP’s Employers Services Division. Prior to joining ADP, Mr. Hrelic spent over 21 years at IBM, principally at the TJ Watson Research Center.

Robin B. Kranich has been our Senior Vice President, Human Resources, since May 2008. Prior thereto, she served as Senior Vice President, End User Programs and as Senior Vice President, Research Operations and Business Development. During her more than 18 years at Gartner, Ms. Kranich has held various additional roles, including Senior Vice President and General Manager of Gartner EXP, Vice President and Chief of Staff to Gartner’s president and various sales and sales management roles. Prior to joining Gartner in 1994, Ms. Kranich was part of the Technology Advancement Group at Marriott International.

Dale Kutnick is currently serving as Senior Vice President. His primary responsibility is designing and developing innovative advisory programs and services for senior business leaders to help them better manage and exploit information and technology and to drive business enablement. He served as Senior Vice President, Executive Programs from February 2007 to April 2013. Prior to February 2007, he served as Senior Vice President and Director of Research. Prior to joining Gartner in 2005, Mr. Kutnick was the co-

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founder, Chairman of the Board and Research Director of Meta Group, Inc., where he spent 14 years. Prior to co-founding Meta, Mr. Kutnick was Executive Vice President, Research at Gartner, and Executive Vice President of Gartner Securities.

Christopher J. Lafond has been our Executive Vice President & Chief Financial Officer since 2003. Prior thereto, he served as Chief Financial Officer for Gartner’s North America and Latin America operations, Group Vice President and North American Controller, Director of Finance, Vice President of Finance and Assistant Controller. Prior to joining Gartner in 1995, Mr. Lafond was Senior Financial Planner at International Business Machines Corporation and an analyst in fixed-income asset management at J.P. Morgan Investment Management.

Lewis G. Schwartz has been our Senior Vice President, General Counsel & Corporate Secretary since 2001. Prior to joining Gartner, Mr. Schwartz was a partner with the law firm of Shipman & Goodwin LLP, serving on the firm’s management committee. Before joining Shipman & Goodwin, Mr. Schwartz was a partner with Schatz & Schatz, Ribicoff & Kotkin, an associate at Skadden, Arps, Slate, Meagher & Flom in New York City, and an assistant district attorney in New York County (Manhattan).

Peter Sondergaard has been our Senior Vice President, Research since 2004. During his 23 years at Gartner, Mr. Sondergaard has held various roles, including Head of Research for the Technology & Services Sector, Hardware & Systems Sector, Vice President and General Manager for Gartner Research EMEA. Prior to joining Gartner, Mr. Sondergaard was research director at International Data Corporation in Europe.

Chris Thomas has been our Senior Vice President, Executive Programs since April 2013. During his 14 years at Gartner, he has held various roles, most recently as Group Vice President, Sales, leading the Americas IT, Digital Marketing and Global Supply Chain sales groups. Prior to this role, he led the North America and Europe, Middle East and Africa (EMEA) Small and Medium Business sales organizations, in addition to a number of other roles, including sales operations and field sales leadership. Before joining Gartner, he spent seven years in procurement, sales and marketing at Exxon Mobil.

Per Anders Waern has been our Senior Vice President, Gartner Consulting since January 2008. Since joining Gartner in 1998, Mr. Waern has held senior consulting roles principally in EMEA, and served most recently as head of Gartner’s global core consulting team. Prior to joining Gartner, Mr. Waern led corporate IT strategy at Vattenfall in Sweden.

Michael Yoo has been our Senior Vice President, High Tech & Telecom Programs since May 2008. Prior to assuming this role, he played a lead role at Gartner in developing and launching new role-based products for both technology providers and CIOs as the head of product development for the High-Tech & Telecom Programs team. Prior to joining Gartner in 2006, he spent four years as a management consultant at McKinsey & Company, serving clients in the high-tech industry. He spent the first ten years of his career as a research physicist, leading nanotechnology research and development efforts at IBM Research, Philips Research and Bell Laboratories.

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COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis, or “CD&A”, describes and explains the Company’s compensation philosophy and executive compensation program, as well as compensation awarded to and earned by, the following Named Executive Officers (“NEOs”):

Executive	Title
Eugene A. Hall	Chief Executive Officer
Christopher J. Lafond	Executive Vice President & Chief Financial Officer
Lewis G. Schwartz	Senior Vice President, General Counsel & Corporate Secretary
Per Anders Waern	Senior Vice President, Gartner Consulting
Dale Kutnick	Senior Vice President

The CD&A is organized into four sections:

•	The Executive Summary, which highlights our 2013 corporate performance, the importance of our Contract Value (herein “CV”) metric, our pay-for-performance approach and our compensation practices, all of which we believe are relevant to stockholders as they consider their votes on Proposal Two (advisory vote on executive compensation, or “Say-on-Pay”);

•	The Compensation setting process and decisions for 2013;

•	The Compensation Tables and narrative disclosures, which report and describe the compensation and benefit amounts paid to our NEOs in 2013; and

•	Other compensation policies and related information.

EXECUTIVE SUMMARY

2013 was another year of record achievements for Gartner:

•	We achieved year-over-year CV, EBITDA*, Revenue and GAAP EPS growth of 12%, 10%, 11% and 12%, respectively, excluding the impact of foreign exchange.

•	CV ended the year at a record $1,423 million. See discussion below.

•	Five year CAGR for CV, EBITDA and GAAP EPS was 11%, 10% and 14%.

•	Our Common Stock rose 54% in 2013, as compared to our proxy peer group, the S&P 500 and NASDAQ, which rose 28%, 30% and 38%, respectively.

•	Total stockholder return was 54%, 29% and 32% on a 1, 3 and 5 year basis, significantly out-performing the S&P 500 and NASDAQ indices for the corresponding periods, as well as our peer group selected for executive compensation planning.

•	In 2013, we returned almost $197 million to our stockholders through our share repurchase program.

The charts on the following pages show CV and Revenue, EBITDA and GAAP EPS at each of fiscal years 2006 – 2013, and a Comparison of Gartner’s cumulative 6 – year total stockholder return as compared to the Peer Group, the S&P 500 and the NASDAQ indices.

*In this Proxy Statement, EBITDA refers to Normalized EBITDA, which represents operating income excluding depreciation, accretion on obligations related to excess facilities, amortization, stock-based compensation expense and acquisition-related adjustments.

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Gartner 2013 Performance Charts (CV, Revenue and EBITDA $ in millions)

15

Gartner Total Stockholder Return

Contract Value – A Key Long - Term Performance Metric for Gartner

Contract Value is the single most important performance metric to focus our executives on driving Long - Term success for our business and stockholders. Contract Value (“CV”) represents the value attributable to all of our subscription-related research products that recognize revenue on a ratable basis. CV is calculated as the annualized value of all subscription research contracts in effect at a specific point in time, without regard to the duration of the contract.

CV is the appropriate measure of long – term performance due to the nature of our Research subscription business. Our Research business is our largest business segment (71.2% of 2013 gross revenues) with our highest margins (69% for 2013). Our Research client retention (82% in 2013) and retained contract value (98% wallet retention in 2013) are extremely high. Therefore, CV measures revenue that is highly likely to recur over a multi-year period.

Accordingly, growing CV drives both short- term and long – term corporate performance and stockholder value due to these unique circumstances. As such, all Gartner executives and associates are focused at all times on growing CV. This, coupled with the fact that our investors are also focused on this metric, ensures that we are aligned on the Long - Term success of the Company.

Key Attribute of our Executive Compensation Program is Pay for Performance

Our NEO compensation is heavily dependent upon achievement of corporate objectives and increased stockholder value. In 2013, target performance objectives for both executive bonus and equity were tied to achievement of the Company’s operating plan, which was based upon double digit growth in these objectives.

The key features of our executive compensation program are the following:

▪	70% of executive equity awards and 100% of executive bonus awards are performance-based and are subject to forfeiture in the event the Company fails to achieve performance objectives established by our Compensation Committee.
▪	The remaining 30% of executive equity awards are in the form of stock appreciation rights which only have value if our stock price increases from the grant date price.
▪	90% percent of our CEO’s target executive compensation (81% in the case of our CFO and 75% in the case of our other executive officers) is in the form of incentive compensation (bonus and equity awards).
▪	80% of our CEO’s compensation is in the form of equity awards (not less than 59% in the case of other executive officers).
▪	All equity awards vest over 4 years, which mitigates retention risk.
▪	Earned equity awards may increase or decrease in value based upon stock price movement during the vesting period.
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This compensation plan design has successfully motivated senior management to drive outstanding corporate performance since it was first implemented in 2006, as illustrated by the charts above.

Our Compensation Best Practices

We believe that our compensation and related practices motivate our executives to achieve our operating plans, encourage retention, ensure that our executive officers execute our corporate strategy without taking undue risks and are consistent with prevailing “best practices” trends. These practices include the following:

•	We have an independent Compensation Committee.
•	We have an independent compensation consultant that reports directly to the Compensation Committee.
•	Our executive compensation programs are subject to a thorough oversight process that entails Compensation Committee review and approval of program design and practices; benchmarking against external practices and peer group data; and advice from our compensation consultant.
•	All executive officers are at will employees.
•	Other than our CEO, no executive officer has an employment agreement.
•	Our CEO’s employment agreement provides for a “double trigger” for severance benefits payable upon a change in control.
•	We do not provide excise tax gross up payments in connection with change in control benefits or executive perquisites.
•	Equity awards encourage retention and ensure that executive rewards align with stockholder value creation over the long-term with awards vesting 25% per year over 4 years, subject to continued employment on each vesting date.
•	The potential annual payout on incentive compensation elements is limited to 2 times the target amounts for all executive officers, and is also subject to forfeiture if minimum targets are not met.
•	Each year we assess the risk inherent in our compensation and benefit programs, both at the executive level and company-wide, and we have concluded that our programs do not create any unreasonable risks for the Company.
•	Our 2014 Long -Term Incentive Plan prohibits:
o	repricing stock options and surrendering outstanding options for the grant of a new option with a lower exercise price without stockholder approval;
o	cash buyouts of underwater options or stock appreciation rights without stockholder approval; and
o	granting options or stock appreciation rights with an exercise price less than the fair market value of the Company’s common stock on the date of grant.
•	Our policy on the timing of equity award grants prohibits grants to executive officers during closed trading windows.
•	In 2014, we adopted a clawback policy applicable to all executive incentive compensation (cash bonus and equity awards).
•	We have robust stock ownership guidelines for our executive officers.
•	Our insider trading policy prohibits hedging and pledging transactions in company securities and requires pre-clearance before any executive officer may engage in any transactions in our Common Stock.
•	Our Code of Conduct mandates ethical and legal behavior standards for all employees, wherever located, and we seek annual affirmations of compliance from all employees, including executive officers and directors.

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COMPENSATION SETTING PROCESS FOR 2013

This discussion explains:

•	the objectives of the Company’s compensation policies;
•	what the compensation program is designed to reward;
•	each element of compensation and why the Company chooses to pay each element;
•	how the Company determines the amount (and, where applicable, the formula) for each element to pay; and
•	how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and affect decisions regarding other elements.

The Objectives of the Company’s Compensation Policies

The objectives of our compensation policies are threefold:

•	to attract, motivate and retain highly talented, creative and entrepreneurial individuals by paying market-based compensation;
•	to motivate our executives to maximize the performance of our Company through pay-for-performance compensation components based on the achievement of corporate performance targets that are aggressive, but attainable, given economic conditions; and
•	to ensure that, as a public company, our compensation structure and levels are reasonable from a stockholder perspective.

What the Compensation Program Is Designed to Reward

Our guiding philosophy is that the more executive compensation is linked to corporate performance, the stronger the inducement is for management to strive to improve Gartner’s performance. In addition, we believe that the design of the total compensation package must be competitive with the marketplace from which we hire our executive talent in order to achieve our objectives and attract and retain individuals who are critical to our long-term success. Our compensation program for executive officers is designed to compensate individuals for achieving and exceeding corporate performance objectives. We believe this type of compensation encourages outstanding team performance (not simply individual performance), which builds stockholder value.

Both short-term and long-term incentive compensation is earned by executives only upon the achievement by the Company of certain measurable performance objectives that are deemed by the Compensation Committee and management to be critical to the Company’s short-term and long-term success. The amount of compensation ultimately earned will increase or decrease depending upon Company performance and the underlying price of our Common Stock (in the case of long-term incentive compensation).

Principal Compensation Elements and Objectives

 To achieve the objectives noted above, we have designed executive compensation to consist of three principal elements:

Compensation Elements	Objectives
Base Salary	•	Pay competitive salaries to attract and retain the executive talent necessary to develop and implement our corporate strategy and business plan
	•	Appropriately reflect responsibilities of the position, experience of the executive and marketplace in which we compete for talent
Short-Term Incentive	•	Motivate executives to generate outstanding performance and achieve or exceed annual operating plan
Compensation (cash bonuses)	•	Align compensation with results
Long-Term Incentive	•	Induce enhanced performance and promote retention
Compensation (equity awards)	•	Align executive rewards with long-term stock price appreciation
	•	Make executives stakeholders in the success of Gartner and thereby create alignment with stockholders
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How the Company Determines Executive Compensation

In General

The Company set aggressive performance goals in planning 2013 executive compensation. In order for our executives to earn target compensation, the Company needed to exceed double digit growth in two key performance metrics, as discussed in greater detail below.

The Compensation Committee established performance objectives for short-term (bonus) and long-term (equity) incentive awards at levels that it believed would motivate performance and be adequately challenging. The target performance objectives were intended to compel the level of performance necessary to enable the Company to achieve its operating plan for 2013, despite an uncertain global economic environment.

As in prior years, the short- and long-term incentive compensation elements provided executives with opportunities to increase their total compensation package based upon the over-achievement of corporate performance objectives; similarly, in the case of under-achievement of corporate performance objectives, the value of these incentive elements would fall below their target value (with the possibility of total forfeiture of the short-term element and 70% of the long-term element), and total compensation would decrease correspondingly. We assigned greater weight to the long-term incentive compensation element, as compared to the salary and short-term elements, in order to promote decision-making that would deliver top corporate performance, align management to stockholder interests and retain executives. Potential or actual gains or losses from previously granted long-term awards did not impact decisions pertaining to the 2013 compensation elements or the 2013 aggregate executive compensation package.

Salary, short-term and long-term incentive compensation levels for executive officers (other than the CEO) are recommended by the CEO and subject to approval by the Compensation Committee. In formulating his recommendation to the Compensation Committee, the CEO undertakes a performance review of these executives and considers input from human resources personnel at the Company, input from the compensation consultant and external market data.

Salary, short-term and long-term incentive compensation levels for the CEO’s compensation are established by the Compensation Committee within the parameters of Mr. Hall’s employment agreement with the Company. In making its determination with respect to Mr. Hall’s compensation, the Compensation Committee: evaluates his performance in conjunction with the Governance Committee and after soliciting additional input from the Chairman of the Board and other directors; considers input from the Committee’s compensation consultant; and reviews benchmarking data pertaining to CEO compensation practices at other relevant companies. See Employment Agreements with Executive Officers – Mr. Hall below for a detailed discussion of Mr. Hall’s agreement.

Effect of Stockholder Advisory Vote, or Say on Pay

At the 2013 Annual Meeting, our Say on Pay proposal received the approval of 90.45% of our outstanding shares, and 99.39% of the shares voted. The Board has resolved to present Say on Pay proposals to stockholders on an annual basis, respecting the sentiment of our stockholders. The Company and the Compensation Committee will consider the results of this year’s advisory Say on Pay proposal in future executive compensation planning activities.

Benchmarking

Executive compensation planning for 2013 began mid-year in 2012. Our Compensation Committee commissioned Exequity, an independent compensation consultant, to perform a competitive analysis of our executive compensation practices (the “Executive Compensation Review”). The independent compensation consultant’s findings were considered by the Compensation Committee and by management in planning our 2013 executive compensation program. The Executive Compensation Review reported comparative 2012 data pertaining to compensation paid to individuals occupying senior executive positions at other companies that operate within our industry and are of comparable size (the “Peer Group”).

The Peer Group for benchmarking purposes comprised a community of 15 publicly - traded high tech companies that approximate Gartner in size (in terms of revenues, market capitalization and number of employees) and with whom Gartner competes for executive talent. The Peer Group consisted of the following companies:

Adobe Systems Incorporated	IHS Inc.
Autodesk, Inc.	Intuit Inc
BMC Software Inc.	Moodys
Cadence Design Systems, Inc.	Nuance Communications, Inc.
Citrix Systems, Inc.	Parametric Technology Corporation
Compuware Corporation	Salesforce.com, Inc.
Dun & Bradstreet Corporation	VeriSign, Inc.
Equifax Inc.
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Management and the Compensation Committee concluded that the Peer Group was appropriate for 2013 planning purposes given size, financial performance, labor market and operating comparability.

The Compensation Committee reviewed the 25th, 50th, and 75th percentile market data for the Peer Group in comparison to Gartner’s pay levels. The Committee reviewed the data without targeting an exact percentile; Gartner historically has performed above the Peer Group median and has paid above median total compensation, which is consistent with our pay for performance philosophy. In addition, it is our philosophy to pay a greater percentage of total compensation in long-term incentives rather than in short-term base salary and bonus.

The Executive Compensation Review disclosed the percentile rank, as compared to Peer Group median (50%), for Base Salary, Target Bonus, Long-Term Incentive award, and Total Target Compensation (total cash compensation (base salary and target bonus) plus long-term incentive award). The table below summarizes the competitive positioning of these elements from the Executive Compensation Review (by percentile) for our Chief Executive Officer, our Chief Financial Officer and our Named Executive Officers as a group as compared to the Peer Group data:

Officer	Base Salary	Target Bonus	Long-Term Incentive Award	Target Total Compensation (Base Salary, Target Bonus and Long-Term Incentive Award)
CEO	36%	26%	55%	51%
CFO	38%	13%	65%	65%
NEOs	14%	13%	40%	37%

In addition, the Compensation Committee considered survey data for positions other than the CEO and CFO to ensure a sufficient sampling of benchmark data for each position. Survey data is based upon 23 companies from the technology sector of comparable size to Gartner, with revenues ranging between $1 and $3 billion. For positions other than the CEO and CFO, Gartner’s remaining NEOs fell between the 50th and 75th percentile of the survey data for Target Total Compensation.

The Compensation Committee reviewed the pay levels being extended to each of our NEOs in relation to both the Peer Group data and survey data (per the Executive Compensation Review) and approved a 7% merit increase for all NEO’s (other than Mr. Hall) across all elements of executive compensation in order to remain competitive in the market place and to bring NEO target total compensation closer to the Peer median. Mr. Hall received a 3% increase which was consistent with the Company-wide merit increase in 2013.

Executive Compensation Elements Generally

Pay Mix

The following pie charts illustrate the relative mix of target compensation elements for NEOs. Long-term incentive compensation consists of performance-based restricted stock units (PSUs) and stock appreciation rights (SARs), and represents a majority of the compensation we pay to our NEOs – 80% to the CEO, 70% to the CFO and 59% to all other NEOs. We allocate more heavily to long-term incentive compensation because we believe that it contributes to a greater degree to the delivery of top performance and the retention of employees than does cash and short-term compensation.

Target Target Compensation Mix

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Base Salary

We set base salaries of executive officers when they join the Company or are promoted to an executive role, by evaluating the responsibilities of the position, the experience of the individual and the marketplace in which we compete for the executive talent we need. In addition, where possible, we consider salary information for comparable positions for members of our Peer Group or other available benchmarking data. In determining whether to award salary merit increases, we consider published projected U.S. salary increase data for the technology industry and general market, as well as available world-wide salary increase data. Mr. Hall’s salary increase is established each year by the Compensation Committee, in accordance with the terms of Mr. Hall’s employment agreement and after completion of Mr. Hall’s performance evaluation for the preceding year.

Short-Term Incentive Compensation (Cash Bonuses)

All bonuses to executive officers are awarded pursuant to Gartner’s stockholder - approved Executive Performance Bonus Plan. This plan is designed to motivate executive officers to achieve goals relating to the performance of Gartner, its subsidiaries or business units, or other objectively determinable goals, and to reward them when those objectives are satisfied. We believe that the relationship between proven performance and the amount of short-term incentive compensation paid promotes, among executives, decision-making that increases stockholder value and promotes Gartner’s success. Bonuses awarded under this plan to eligible employees are designed to qualify as deductible performance-based compensation within the meaning of Code Section 162(m).

In 2013, bonus targets for all executive officers, including Mr. Hall, were based solely upon achievement of 2013 company-wide financial performance objectives (with no individual performance component) and were pegged to the 2013 operating plan. The financial objectives and weightings used for 2013 executive officer bonuses were:

•	2013 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), which measures overall profitability from business operations (weighted 50%), and

•	Contract Value (CV) at December 31, 2013 (weighted 50%) measured on a foreign exchange neutral basis.

As noted earlier, management and our Compensation Committee continue to believe that EBITDA and CV are the most significant measurements of profitability and long - term business growth for our Company, respectively. They have been successfully used for several years as performance metrics applicable to short - term incentive compensation that drive business performance and that motivate executive officers to achieve outstanding performance.

For 2013, each executive officer was assigned a bonus target that was expressed as a percentage of salary and varied from 50% to 100% of salary depending upon the executive’s level of responsibility. Salaries and bonuses were each increased by the amount of the merit increase. With respect to our NEOs, 2013 bonus targets, as a percentage of base salary, were 100% for Mr. Hall and 60% for each of Messrs. Lafond, Schwartz, Waern and Kutnick.

The chart below sets forth:

•	target EBITDA and CV (achievement of which would result in 100% payment for that weighted element);

•	year over year growth represented by each target objective;

•	EBITDA and CV minimum (below which 0% weight would be attributable to that element and at which 50% weight would be attributable to that element);

•	EBITDA and CV maximum (at and above which 200% weight would be attributable to that element);

•	actual 2013 EBITDA and CV at December 31, 2013; and

•	actual year over year growth for EBITDA and CV in 2013 (measured at December 31).

2013 Performance Objective/ Weight	Target (100%)	Target Growth YOY	< Minimum (0%)	=/> Maximum (200%)	Actual (measured at 12/31/13)	Payout (% of Target)	Actual Growth YOY
2013 EBITDA/50%	$352 million	12%	$284 million	$372 million	$345 million	87.3%	10%
12/31/13 Contract Value/50%	$1,410 million	11%	$1,143 million	$1,486 million	$1,423 million	117.1%	12%

In 2013, the Company exceeded the CV performance objective and ended the year slightly lower than the EBITDA target performance objective. Since each objective was weighted 50%, based on these results, the Compensation Committee determined

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that earned cash bonuses for executive officers were 102.2% of target bonus amounts as set forth above. Awards are adjusted on a linear basis between Minimum and Target, and Target and Maximum. These bonuses were paid in February 2014. See Summary Compensation Table – Non-Equity Incentive Plan Compensation for the amount of cash bonuses earned by our Named Executive Officers in 2013. While the Compensation Committee has discretion to eliminate or reduce a bonus award, it did not take any such action in 2013.

Long - Term Incentive Compensation (Equity Awards)

Promoting stock ownership is a key element of our compensation program philosophy. Stock-based incentive compensation awards – especially when they are assigned a combination of performance and time-based vesting criteria – induce enhanced performance, promote retention of executive officers and align executives’ personal rewards with long-term stock price appreciation, thereby integrating management and stockholder interests. We have evaluated different types of long-term incentives based on their motivational value, cost to the Company and appropriate share utilization under our stockholder-approved 2003 Long - Term Incentive Plan (“2003 Plan”) and have determined that stock-settled stock appreciation rights (“SARs”) and performance-based restricted stock units (“PSUs”) create the right balance of motivation, retention, alignment with stockholders and share utilization.

At the 2014 Annual Meeting, we are seeking stockholder approval of our new 2014 Long - Term Incentive Plan approved by our Board of Directors on February 4, 2014. The terms of the new plan are substantially the same as the terms of the 2003 Plan; accordingly, for purposes of this CD&A we will refer to the 2003 Plan and the new plan collectively as the “Plan” unless the context otherwise requires. See Proposal Three – Approve 2014 Long - Term Incentive Plan on page 37.

SARs permit executives to benefit from an increase in stock price over time. SAR value can be realized only after the SAR vests. Our SARs are stock-settled and may be exercised seven years from grant. When the SAR is exercised, the executive receives shares of our Common Stock equal in value to the aggregate appreciation in the price of our Common Stock from the date of grant to the exercise date for all SARs exercised. Therefore, SARs only have value to the extent the price of our Common Stock exceeds the grant price of the SAR. In this way, SARs motivate our executives to increase stockholder value and thus align their interests with those of our stockholders.

PSUs offer executives the opportunity to receive our Common Stock contingent on the achievement of performance goals and continued service over the vesting period. PSU recipients are eligible to earn a target fixed number of restricted stock units if and to the extent stipulated one-year performance goals are achieved. They can earn more units if the Company over-performs (up to 200% of their target number of units), and they will earn fewer units (and potentially none) if the Company under-performs. Shares of Common Stock subject to earned PSU awards are released to the executive on the date they vest. Released shares have value even if our Common Stock price does not increase, which is not the case with SARs. Accordingly, PSUs encourage executives to increase stockholder value while promoting executive retention over the long-term.

Consistent with weightings in prior years, 30% of each executive’s long-term incentive compensation award value was granted in SARs and 70% was granted in PSUs. PSUs deliver value utilizing fewer shares since the executive can earn the full share rather than just the appreciation in value over the grant price (as is the case with SARs). Additionally, the cost efficiency of PSUs enhances the Company’s ability to conservatively utilize the Plan share pool, which is why we convey a larger portion of the 2013 overall long-term incentive compensation value in PSUs rather than in SARs. For purposes of determining the number of SARs awarded, the allocated SAR award value is divided by the Black-Scholes-Merton valuation on the date of grant using assumptions appropriate on that date. For purposes of determining the target number of PSUs awarded, the allocated target PSU award value is divided by the closing price of our Common Stock on the date of grant as reported by the New York Stock Exchange.

Both SARs and PSUs vest 25% per year commencing one (1) year from grant and on each anniversary thereof, subject to continued service on the vesting date. We believe that this vesting schedule effectively focuses our executives on delivering long-term value growth for our stockholders.

Consistent with other elements of 2013 executive compensation, the 2013 target award grant date value (PSUs and SARs) to all executive officers was increased by 7% as compared to 2012 target award grant date value (3% for Mr. Hall).

The Compensation Committee approved CV as the performance measure underlying PSUs awarded in 2013. As noted earlier, we believe that CV is the best performance metric to measure the long – term prospects of our business. Because of the long-term focus inherent in the CV measure, CV growth is measured over a one year period for purposes of the PSU award, but the award has an additional three year time vesting component.

The chart below sets forth:

•	target CV (achievement of which would result in 100% of the target number of PSUs becoming eligible to vest);

•	year over year growth represented by target CV;
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•	CV minimum (below which 0 target PSUs would vest and at which 50% of the target PSUs would vest);

•	CV maximum (at and above which 200% of target PSUs would vest);

•	actual CV at December 31, 2013; and

•	actual year over year growth for CV in 2013 (measured at December 31).

2013 Performance Objective/Weight	Target (100%)	Target Growth YOY	<Minimum (0%)	Maximum (200%)	Actual (measured at 12/31/13)	Payout (% of Target)	Actual Growth YOY
Contract Value/100%	$1,410 million	11%	$1,143 million	$1,486 million	$1,423 million	117.1%	12%

As noted above, in 2013 actual CV was $1,423 million, slightly exceeding the target amount. Based on this, the Compensation Committee determined that 117.1% of the target number of PSUs awarded would be awarded. Awards are adjusted on a linear basis between Minimum and Target, and Target and Maximum. The PSUs were adjusted by this factor in February 2014 after certification of the achievement of this performance measure by the Compensation Committee. See Grants of Plan-Based Awards Table – Possible Payouts Under Equity Incentive Plan Awards and accompanying footnotes below for the actual number of SARs and PSUs awarded to our Named Executive Officers in 2013.

No performance objectives for any PSU intended to qualify under Code Section 162(m) (i.e., awards to executive officers) may be modified by the Committee. While the Committee does have discretion to modify other aspects of the awards (subject to the terms of the Plan), no modifications were made in 2013.

Additional Compensation Elements

We maintain a non-qualified deferred compensation plan for our highly compensated employees, including our executive officers, to assist eligible participants with retirement and tax planning by allowing them to defer compensation in excess of amounts permitted to be deferred under our 401(k) plan. This plan allows eligible participants to defer up to 50% of base salary and/or 100% of bonus to a future period. In addition, as a further inducement to participation in this plan, the Company presently matches contributions by executive officers, subject to certain limits. For more information concerning this plan, see Non-Qualified Deferred Compensation Table and accompanying narrative and footnotes below.

In order to further achieve our objective of providing a competitive compensation package with great retention value, we provide various other benefits to our executive officers that we believe are typically available to, and expected by, persons in senior business roles. Our basic executive perquisites program includes 35 days paid time off (PTO) annually, severance and change in control benefits (discussed below) and relocation services where necessary due to a promotion. Mr. Hall’s perquisites, severance and change in control benefits are governed by his employment agreement with the Company, which is discussed in detail below under Employment Agreements With Executive Officers – Mr. Hall. For more information concerning perquisites, see Other Compensation Table and accompanying footnotes below.

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COMPENSATION TABLES AND NARRATIVE DISCLOSURES

All compensation data contained in this Proxy Statement is stated in U.S. Dollars.

Summary Compensation Table

This table describes compensation earned by our CEO, CFO and next three most highly compensated executive officers (the “Named Executive Officers”) in the years indicated. As you can see from the table and consistent with our compensation philosophy discussed above, Long - Term incentive compensation in the form of equity awards comprises a significant portion of total compensation.

Name and Principal Position	Year	Base Salary (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan Compensation (1), (3)	All Other Compensation (4)	Total
Eugene A. Hall, Chief Executive Officer (CEO) (5)	2013	817,143	4,539,621	1,945,545	841,246	104,747	8,248,302
	2012	793,343	4,407,398	1,888,886	794,367	114,209	7,998,203
	2011	770,236	4,279,034	1,833,872	961,322	126,647	7,971,111
Christopher J. Lafond, EVP & Chief Financial Officer (CFO)	2013	492,666	1,314,427	563,327	307,126	36,053	2,713,599
	2012	464,683	1,228,409	526,464	279,170	37,669	2,536,395
	2011	451,148	1,192,664	511,142	337,844	43,318	2,536,116
Lewis G. Schwartz, SVP, General Counsel & Corporate Secretary	2013	441,908	656,374	281,306	275,484	43,633	1,698,705
	2012	416,808	613,429	262,901	250,408	46,333	1,589,879
	2011	404,668	595,589	255,253	303,037	50,947	1,609,494

Per Anders Waern, SVP, Gartner Consulting	2013	391,151	656,374	281,306	243,842	38,283	1,610,956
	2012	368,933	613,429	262,901	221,646	36,853	1,503,762
	2011	358,188	595,589	255,253	268,230	162,842	1,640,102
Dale Kutnick, SVP
	2013	391,151	656,374	281,306	243,842	37,705	1,610,378
	2012	368,933	613,429	262,901	221,646	41,845	1,508,754
	2011	358,188	595,589	255,253	268,230	45,869	1,523,129

(1)	All Named Executive Officers elected to defer a portion of their 2013 salary and/or 2013 bonus under the Company’s Non-Qualified Deferred Compensation Plan. Amounts reported include the 2013 deferred portion, and accordingly does not include amounts, if any, released in 2013 from prior years’ deferrals. See Non-Qualified Deferred Compensation Table below.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for performance restricted stock units, or PSUs (Stock Awards), and for stock-settled stock appreciation rights, or SARs (Option Awards) granted to the Named Executive Officer in 2013. The value reported for the PSUs is based upon the probable outcome of the performance objective as of the grant date, which is consistent with the grant date estimate of the aggregate compensation cost to be recognized over the service period, excluding the effect of forfeitures, or the target grant date award value. The potential maximum value of the PSUs, assuming attainment of the highest level of the performance conditions, is 200% of the target value, and all PSUs are subject to forfeiture. There were no forfeitures applicable to the Named Executive Officers in 2013. See Note 8 – Stock-Based Compensation in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

(3)	Represents performance-based cash bonuses earned at December 31 of the applicable year and paid in the following February. See footnote (1) to Grants of Plan-Based Awards Table below for additional information.

(4)	See Other Compensation Table below for additional information.

(5)	Mr. Hall is a party to an employment agreement with the Company. See Employment Agreements With Executive Officers – Mr. Hall below.

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Other Compensation Table

This table describes each component of the All Other Compensation column in the Summary Compensation Table.

Name	Year	Company Match Under Defined Contribution Plans (1)	Company Match Under Non-qualified Deferred Compensation Plan (2)	Other (3)	Total
Eugene A. Hall	2013	7,000	57,460	40,287	104,747
	2012	9,250	63,387	41,572	114,209
	2011	9,050	80,495	37,102	126,647

Christopher J. Lafond	2013	7,000	23,873	5,180	36,053
	2012	9,250	25,301	3,118	37,669
	2011	9,050	31,227	3,041	43,318

Lewis G. Schwartz	2013	7,000	20,693	15,940	43,633
	2012	9,250	21,994	15,089	46,333
	2011	9,050	27,330	14,567	50,947

Per Anders Waern	2013	7,000	17,512	13,771	38,283
	2012	9,250	18,687	8,916	36,853
	2011	9,050	23,431	130,361	162,842

Dale Kutnick	2013	7,000	17,512	13,193	37,705
	2012	9,250	18,687	13,908	41,845
	2011	9,050	23,432	13,387	45,869

(1)	Represents the Company’s 4% matching contribution in all years, as well as a discretionary 1% profit sharing contribution made in 2011 and 2012 to the Named Executive Officer’s 401(k) account (subject to limitations). There was no profit sharing contribution in 2013.

(2)	Represents the Company’s matching contribution to the executive’s contributions to our Non-Qualified Deferred Compensation Plan. See Non-Qualified Deferred Compensation Table below for additional information.

(3)	In addition to specified perquisites and benefits, includes other perquisites and personal benefits provided to the executive, none of which individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for the executive. In 2013 Mr. Hall received a car allowance of $26,592 per the terms of his employment agreement.

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Grants of Plan-Based Awards Table

This table provides information about awards made to our Named Executive Officers in 2013 pursuant to non-equity incentive plans (our short-term incentive cash bonus program) and equity incentive plans (performance restricted stock units (PSUs) and stock appreciation rights (SARs) awards comprising long-term incentive compensation under our 2003 Plan).

		Possible Payouts Under Non- Equity Incentive Plan Awards (1)			Possible Payouts Under Equity Incentive Plan Awards (2)			Exercise or Base	Grant Date Fair
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (# )	Maximum (# PSUs)	Price of Option Awards ($/Sh) ($)(3)	Value of Stock and Option Awards ($)(4)
Eugene A. Hall	2/12/13	-	-	-	0	91,951 PSUs	183,902	-	4,539,621
	2/12/13	-	-	-	-	130,749 SARs	-	49.37	1,945,545
	-	0	823,137	1,646,274	-	-	-	-	-

Christopher J. Lafond	2/12/13	-	-	-	0	26,624 PSUs	53,248	-	1,314,427
	2/12/13	-	-	-	-	37,858 SARs	-	49.37	563,327
	-	0	300,514	601,028	-	-	-	-	-

Lewis G. Schwartz	2/12/13	-	-	-	0	13,295 PSUs	26,590	-	656,374
	2/12/13	-	-	-	-	18,905 SARs	-	49.37	281,306
	-	0	269,553	539,106	-	-	-	-	-

Per Anders Waern	2/12/13	-	-	-	0	13,295 PSUs	26,590	-	656,374
	2/12/13	-	-	-	-	18,905 SARs	-	49.37	281,306
	-	0	238,593	539,106	-	-	-	-	-

Dale Kutnick	2/12/13	-	-	-	0	13,295 PSUs	26,590	-	656,374
	2/12/13	-	-	-	-	18,905 SARs	-	49.37	281,306
	-	0	238,593	539,106	-	-	-	-	-

(1)	Represents cash bonuses that could have been earned in 2013 based solely upon achievement of specified financial performance objectives for 2013 and ranging from 0% (threshold) to 200% (maximum) of target (100%). Bonus targets (expressed as a percentage of base salary) were 100% for Mr. Hall, and 60% for each of Messrs. Lafond, Schwartz, Kutnick and Waern. Actual bonuses earned in 2013 by Named Executive Officers and paid in February 2013 were adjusted to 102.2% of their target bonus as follows: Mr. Hall - $841,246; Mr. Lafond - $307,126; Mr. Schwartz – $275,484; and Messrs. Waern and Kutnick - $243,842. These amounts are reported under Non-Equity Incentive Plan Compensation in the Summary Compensation Table. See Short-Term Incentive Compensation (Cash Bonuses) in the CD&A for additional information.

(2)	Represents the number of performance-based Restricted Stock Units (PSUs) and stock-settled Stock Appreciation Rights (SARs) awarded on February 12, 2013 under our 2003 Plan. The target number of PSUs (100%) originally awarded on that date was subject to adjustment ranging from 0% (threshold) to 200% (maximum) based solely upon achievement of a specified financial performance objective, and was adjusted to 117.1% of target in February 2014. The adjusted number of PSUs awarded was: Mr. Hall -107,674; Mr. Lafond - 31,176; and Messrs. Schwartz, Kutnick and Waern - 15,568. The number of SARs was fixed on the award date. The PSUs and SARs vest 25% per year commencing one year from grant, or February 12, 2014, subject to continued employment on the vesting date. See Long-Term Incentive Compensation (Equity Awards) in the CD&A for additional information.

(3)	Represents the closing price of our Common Stock on the New York Stock Exchange on the grant date.

(4)	See footnote (2) to the Summary Compensation Table.

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Employment Agreements with Executive Officers

Only our Chief Executive Officer, Mr. Hall, is a party to long-term employment agreement with the Company.

Mr. Hall – Employment Agreement

 In April 2011, the Company entered into an Amended and Restated Employment Agreement with Mr. Hall pursuant to which Mr. Hall agreed to continue to serve as chief executive officer of the Company (the “2011 CEO Agreement”).

The 2011 CEO Agreement has a term of five years (expiring December 31, 2016), with automatic one year renewals commencing on the fifth anniversary, and continuing each year thereafter, unless either party provides the other with at least 60 days prior written notice of an intention not to extend the term. Under the 2011 CEO Agreement, Mr. Hall is entitled to:

•	an annual base salary, subject to adjustment on an annual basis by the Compensation Committee;

•	an annual target bonus under the Company’s executive bonus program equal to 100% of annual base salary, and payable based upon achievement of specified Company and individual objectives. The actual bonus paid may be higher or lower than target based upon over- or under- achievement of these objectives, subject to a maximum actual bonus of 200% of base salary;

•	an annual long-term incentive award with an aggregate value on the date of grant (assuming applicable performance goals will be satisfied at target) at least equal to $7,665,667 minus the sum of base salary and target bonus for the year of grant (the “Annual Incentive Award”). The Annual Incentive Award will be 100% unvested on the date of grant, and vesting will depend upon the achievement of performance goals to be determined by the Compensation Committee. The terms and conditions of each Annual Incentive Award will be determined by the Compensation Committee, and will be divided between restricted stock units (RSUs) and stock appreciation rights (SARs). The number of RSUs initially granted each year will be based upon the assumption that specified Company objectives set by the Compensation Committee will be achieved, and may be adjusted so as to be higher or lower than the number initially granted for over- or under- achievement of such specified Company objectives; and

•	all benefits provided to senior executives, executives and employees of the Company generally from time to time, including medical, dental, life insurance and long-term disability.

In addition, Mr. Hall is entitled to be nominated for election to the board of directors during his employment term.

Termination and Related Payments – Mr. Hall

Mr. Hall’s employment is at will and may be terminated by him or us upon 60 days’ notice. If we terminate Mr. Hall’s employment involuntarily (other than within 24 months following a Change In Control (defined below)) and without Business Reasons (as defined in the 2011 CEO Agreement) or a Constructive Termination (as defined in the 2011 CEO Agreement) occurs, or if the Company elects not to renew the 2011 CEO Agreement upon its expiration and Mr. Hall terminates his employment within 90 days following the expiration of the 2011 CEO Agreement, then Mr. Hall will be entitled to receive the following benefits:

•	base salary and paid time off (“PTO”) accrued through the termination date, plus continued base salary for a period of 36 months following the termination date, paid in accordance with the Company’s regular payroll schedule;

•	any earned but unpaid bonus from the prior fiscal year which will be paid at the same time as bonuses for such fiscal year are paid to other Company executives;

•	300% of the average of Mr. Hall’s earned annual bonuses for the three years preceding the year in which the termination date occurs, payable in a lump sum;

•	36 months’ continued vesting in accordance with their terms (including achievement of applicable performance objectives) of all outstanding equity awards (all such awards with an exercise feature will remain exercisable for 30 days following the last day of such 36 month continued vesting period, subject to the maximum term of the award);

•	a lump sum payment in cash equal to the value of any ungranted, but due to be granted Annual Incentive Awards, multiplied by the percentage of such award that would vest within 36 months following termination (i.e., 75% in the case of a four year vesting period); and

•	a monthly payment equal to the monthly COBRA premium payable by Mr. Hall to continue the group health coverage in effect on the date of termination for himself, his spouse and any children until Mr. Hall becomes covered under similar plans or for 36 months following termination, whichever occurs first.
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Payment of severance amounts is conditioned upon execution of a general release of claims against the Company and compliance with 36 month non-competition and non-solicitation covenants set forth in the 2011 CEO Agreement. In certain circumstances, payment will be delayed for six months following termination under Code Section 409A.

Within 24 months of a Change In Control, if Mr. Hall’s employment is terminated involuntarily and without Business Reasons or a Constructive Termination occurs, or if the Company elects not to renew the 2011 CEO Agreement upon its expiration and Mr. Hall terminates his employment within 90 days following the expiration of the 2011 CEO Agreement (i.e., double trigger), Mr. Hall will be entitled to receive the following benefits:

•	accrued base salary and PTO through the Change In Control date, plus any earned but unpaid bonus from the prior fiscal year, payable upon the Change In Control;

•	an amount equal to three times base salary then in effect plus an amount equal to three times target bonus for the fiscal year in which the Change In Control occurs, payable six months following termination;

•	a monthly payment equal to the monthly COBRA premium payable by Mr. Hall to continue the group health coverage in effect on the date of termination for himself, his spouse and any children until Mr. Hall becomes covered under similar plans or for 36 months following termination, whichever occurs first;

•	any ungranted, but due to be granted Annual Incentive Awards will be awarded; and

•	all unvested outstanding equity awards will vest in full, all performance goals or other vesting criteria will be deemed achieved at target levels and all stock options and SARs will be exercisable as to all covered shares.

Immediately upon a Change In Control, all unvested outstanding equity awards will vest in full, all performance goals or other vesting criteria will be deemed achieved at target levels and all stock options and SARs will be exercisable as to all covered shares.

Additionally, any ungranted, but due to be granted Annual Incentive Awards will be awarded prior to consummation of the Change in Control.

Should any payments received by Mr. Hall upon a Change In Control constitute a “parachute payment” within the meaning of Code Section 280G, Mr. Hall may elect to receive either the full amount of his Change In Control payments, or such lesser amount as will ensure that no portion of his severance and other benefits will be subject to excise tax under Code Section 4999 of the Code. Additionally, certain payments may be delayed for six months following termination under Code Section 409A.

The 2011 CEO Agreement utilizes the 2003 Plan definition of “Change In Control” which currently provides that a Change In Control will occur when (i) any person becomes the beneficial owner of 50% of our voting securities, (ii) there is a merger or consolidation of Gartner with another company and our outstanding securities represent less than 50% of the voting securities of the combined entity, (iii) there is a completed sale of all or substantially all of our assets and (iv) there is a change in the composition of our Board occurring within a one year period, as a result of which fewer than a majority of the directors on the board remain.

Termination and Related Payments – Other Executive Officers

 In the event of termination for cause, voluntary resignation or as a result of death, disability or retirement, no severance benefits are provided. In the event of termination without cause (including in connection with a Change In Control), each of our other executive officers will be entitled to receive the following severance benefits:

•	base salary then in effect for 52 weeks plus any unused PTO not to exceed 25 days (paid in accordance with the Company’s regular payroll schedule); and

•	reimbursement for COBRA premiums to continue group health benefits pursuant to our standard programs for the executive, the executive’s spouse and any children for 12 months after the termination date.

In order to receive severance benefits, the executive officers who are terminated are required to execute and comply with a separation agreement and release of claims in which, among other things, the executive reaffirms his or her commitment to confidentiality and non-competition obligations (that bind all employees for one year following termination of employment) and releases the Company from various employment-related claims. In addition, in the case of Named Executive Officers (other than Mr. Hall), severance will not be paid to any executive who refuses to accept an offer of comparable employment from Gartner or who does not cooperate or ceases to cooperate when being considered for a new position with Gartner, in each case as determined by the Company.

In the event of a Change In Control, if the executive is terminated without cause within 12 months after the Change In Control, all of the executive’s outstanding equity awards will immediately vest in full (as and when adjusted in the case of performance-based equity awards as to which the related performance adjustment has not yet occurred on termination), and those which are exercisable can be

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exercised for 12 months following the termination date. Finally, under certain circumstances, payments and release of shares may be delayed for six months following termination under Code Section 409A.

Death, Disability and Retirement

In the case of termination due to death, disability or retirement, each Named Executive Officer is entitled to immediate vesting of all options, PSUs and SARs that would have vested (assuming continued service) during the 12 months following termination, except for PSUs that will automatically vest if, when and to the extent they vest pursuant to a related performance adjustment within 12 months of termination. Additionally, options and SARs remain exercisable for the earlier of the expiration date or one year from the date of termination. In the event of termination for any other reason, any unexercised options and SARs remain exercisable for the earlier of the expiration date or 90 days from the date of termination (excluding any period during which trading is prohibited under our insider trading policy).

We use standard definitions of retirement and disability. Retirement is defined in our current equity award agreements as termination of employment if (i) on the date of termination, the employee is at least 55 years old and has at least 5 years continued service and (ii) the sum of the employee’s age and years of continued service equals at least 65. At December 31, 2013, Messrs. Hall, Kutnick and Schwartz qualified for a retirement benefit. Disability is defined in our current equity award agreements as total and permanent disability.

Potential Payments Upon Termination or Change in Control

Employment Agreements With Executive Officers above contains a detailed discussion of the payments and other benefits to which our CEO and other Named Executive Officers are entitled in the event of termination of employment or upon a Change In Control, and the amounts payable assuming termination under various circumstances at December 31, 2013 are set forth below. In this event, each Named Executive Officer would also be entitled to receive accrued personal time off (PTO) and the balance in his or her deferred compensation plan account.

Mr. Hall, CEO

The table below quantifies (in dollars) amounts that would be payable by the Company, and the value of shares of Common Stock that would be released, to Mr. Hall had his employment been terminated on December 31, 2013 (the “Termination Date”) as a result of (i) involuntary termination without cause and/or constructive termination; (ii) death, disability or retirement; or (iii) a Change In Control. See Outstanding Equity Awards At Fiscal Year End Table below for a list of Mr. Hall’s unvested equity awards at the end of 2013.

Involuntary termination (severance benefits) (1)	Involuntary termination (continued vesting of equity awards) (2)	Total Involuntary termination (1), (2)	Death, disability or retirement (acceleration of unvested equity awards) (3)	Change in Control (severance benefits) (4)	Change in Control (acceleration of unvested equity awards) (5)	Total Change in Control (4), (5)
6,494,960	33,966,466	40,461,426	18,211,522	5,801,542	35,470,558	41,272,100

(1)	Represents the sum of (w) three times base salary in effect at Termination Date; (x) 300% of the average actual bonus paid for the prior three years (2010, 2011 and 2012); (y) unpaid 2013 bonus; and (z) the amount of health insurance premiums for Mr. Hall, his spouse and immediate family for 36 months (at premiums in effect on the Termination Date).

(2)	Represents (x) the fair market value using the closing price of our Common Stock on December 31, 2013, or $71.05 (the “Year End Price”) of unvested PSUs that would have vested within 36 months following the Termination Date, plus (y) the spread between the Year End Price and the exercise price for all in-the-money SARs that would have vested within 36 months following the Termination Date, multiplied by the number of such SARs.

(3)	Represents (x) the fair market value using the Year End Price of unvested PSUs that would have vested within 12 months following the Termination Date, plus (y) the spread between the Year End Price and the exercise price for all in-the-money SARs that would have vested within 12 months following the Termination Date, multiplied by the number of such SARs. Mr. Hall was retirement eligible at December 31, 2013.
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(4)	Represents the sum of (w) three times base salary in effect at Termination Date, (x) three times 2013 target bonus, (y) unpaid 2013 bonus, and (z) the amount of health insurance premiums for Mr. Hall, his spouse and immediate family for 36 months (at premiums in effect on the Termination Date).

(5)	Represents (x) the fair market value using the Year End Price of all unvested PSUs on the Termination Date (at target in the case of unadjusted 2013 PSUs), plus (y) the spread between the Year End Price and the exercise price of all in-the-money unvested SARs on the Termination Date, multiplied by the number of such SARs.

Other Named Executive Officers

The table below quantifies (in dollars) amounts that would be payable by the Company, and the value of shares of Common Stock that would be released, to our Named Executive Officers (other than Mr. Hall) had their employment been terminated on December 31, 2013 (the “Termination Date”) as a result of (i) involuntary termination without cause and/or constructive termination; (ii) death, disability or retirement; or (iii) a Change In Control. See Outstanding Equity Awards At Fiscal Year End Table below for a list of unvested equity awards held by each Named Executive Officer at the end of 2013.

Named Executive Officer	Involuntary termination (severance benefits) (1)	Acceleration of unvested equity awards (death, disability or retirement) (2)	Acceleration of unvested equity awards (Change In Control) (3)	Total Change In Control (1), (3)
Christopher J. Lafond	503,449	5,104,219	9,987,608	10,491,057
Lewis G. Schwartz	451,188	2,548,903	4,987,456	5,438,644
Per Anders Waern	400,522	2,548,903	4,987,456	5,388,008
Dale Kutnick	405,196	2,548,903	4,987,456	5,392,652

(1)	Represents 12 months’ base salary in effect on the Termination Date plus the amount of health insurance premiums for the executive, his spouse and immediate family for 12 months (at premiums in effect on the Termination Date) payable in accordance with normal payroll practices. Since the executive must be employed on the bonus payment date (February 2014) in order to receive earned but unpaid 2013 bonus, in the event of termination on December 31, 2013, 2013 bonus would have been forfeited and, therefore, is excluded. See Non-Equity Incentive Plan Compensation in the Summary Compensation Table above for these bonus amounts.

(2)	Represents (x) the fair market value using the closing price of our Common Stock on December 31, 2013, or $71.05 (the “Year End Price”) of unvested PSUs that would have vested within 12 months following the Termination Date, plus (y) the spread between the Year End Price and the exercise price of all in-the-money SARs that would have vested within 12 months following the Termination Date, multiplied by the number of such SARs.

(3)	Represents (x) the fair market value using the Year End Price of all unvested PSUs on the Termination Date (at target in the case of unadjusted 2013 PSUs), plus (y) the spread between the Year End Price and the exercise price of all in-the-money unvested SARs on the Termination Date, multiplied by the number of such SARs.

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Outstanding Equity Awards at Fiscal Year-End Table

This table provides information on each option (including stock appreciation rights or SARs) and stock (including restricted stock and performance restricted stock units or PSUs) award held by each Named Executive Officer at December 31, 2013. All performance criteria associated with these awards (except for the 2013 PSU award (see footnote 4)) were fully satisfied as of December 31, 2013, and the award is fixed. The market value of the stock awards is based on the closing price of our Common Stock on the New York Stock Exchange on December 31, 2013, which was $71.05 (and not on the closing price on the grant date). Upon exercise of, or release of restrictions on, these awards, the number of shares ultimately issued to each executive will be reduced by the number of shares withheld by Gartner for tax withholding purposes and/or as payment of exercise price in the case of options and SARs.

		Option Awards			Stock Awards
Named Executive Officer	Number of Securities Underlying Unexer- cised Options Exercis- able (#)	Number of Securities Underlying Unexercised Options Unexercis- able (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Eugene A. Hall
(1), (5)	161,381	53,793	22.06	2/11/17	81,779	5,810,398	-	-
(2), (5)	67,512	67,512	38.05	2/22/18	74,953	5,325,411	-	-
(3), (5)	36,354	109,059	37.81	2/09/19	91,184	6,478,623	-	-
(4), (5)	-	130,749	49.37	2/12/20	-	-	91,951	6,533,119
Christopher J. Lafond
(1), (5)	44,981	14,993	22.06	2/11/17	22,793	1,619,443	-	-
(2), (5)	18,818	18,816	38.05	2/22/18	20,891	1,484,306	-	-
(3), (5)	10,133	30,396	37.81	2/09/19	25,414	1,805,665	-	-
(4), (5)	-	37,858		2/12/20	-	-	26,624	1,891,635
Lewis G. Schwartz
(1), (5)	22,463	7,487	22.06	2/11/17	11,382	808,691	-	-
(2), (5)	9,398	9,396	38.05	2/22/18	10,432	741,194	-	-
(3), (5)	5,060	15,179	37.81	2/09/19	12,691	901,696	-	-
(4), (5)	-	18,905	49.37	2/12/20	-	-	13,295	944,610
Per Anders Waern
(1), (5)	-	7,487	22.06	2/11/17	11,382	808,691	-	-
(2), (5)	-	9,396	38.05	2/22/18	10,432	741,194	-	-
(3), (5)	-	15,179	37.81	2/09/19	12,691	901,696	-	-
(4), (5)	-	18,905	49.37	2/12/20	-	-	13,295	944,610
Dale Kutnick
(1), (5)	11,463	7,487	22.06	2/11/17	11,382	808,691	-	-
(2), (5)	-	9,396	38.05	2/22/18	10,432	741,194	-	-
(3), (5)	-	15,179	37.81	2/09/19	12,691	901,696	-	-
(4), (5)	-	18,905	49.37	2/12/20	-	-	13,295	944,610

(1)	Vest 25% per year commencing 2/11/11.

(2)	Vest 25% per year commencing 2/22/12.

(3)	Vest 25% per year commencing 2/09/13.

(4)	Vest 25% per year commencing 2/12/14. The market value of the Stock Award is presented at target (100%), the amount ultimately awarded could range from 0% to 200% of the target award and the maximum payout value is 200% of target. After
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certification of the applicable performance metric in February 2014, the amount actually awarded on account of Stock Awards was adjusted to 117.1% of target. The actual number of PSUs awarded is reported in footnote (2) to the Grants of Plan – Based Awards table.

(5)	The amounts shown under Option Awards represent SARs that will be stock-settled upon exercise; accordingly, the number of shares ultimately received upon exercise will be less than the number of SARs held by the executive and reported in this table.

Option Exercises and Stock Vested Table

This table provides information for the Named Executive Officers for options and/or SARs that were exercised, and stock awards that vested and released, during 2013 on an aggregate basis, and does not reflect shares withheld by the Company for exercise price or withholding taxes.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($)(3)
Eugene A. Hall	261,423	13,975,674	257,991	12,742,898
Christopher J. Lafond	153,511	6,133,690	71,908	3,551,737
Lewis G. Schwartz	25,816	1,327,924	35,908	1,773,597
Per Anders Waern	30,074	1,098,841	35,908	1,773,597
Dale Kutnick	55,371	2,190,019	35,908	1,773,597

(1)	Represents the spread between (i) the market price of our Common Stock at exercise and (ii) the exercise price for all options exercised during the year, multiplied by the number of options exercised.

(2)	Represents restricted stock units awarded in prior years as long-term incentive compensation that released in 2013.

(3)	Represents the number of shares that released multiplied by the market price of our Common Stock on the release date.

Non-Qualified Deferred Compensation Table

The Company maintains a Non-Qualified Deferred Compensation Plan for certain officers and key personnel whose aggregate compensation in 2013 was expected to exceed $325,000. This plan currently allows qualified U.S.-based employees to defer up to 50% of annual salary and/or up to 100% of annual bonus earned in a fiscal year. In addition, in 2013 the Company made a contribution to the account of each Named Executive Officer who deferred compensation equal to the amount of such executive’s contribution (not to exceed 4% of base salary and bonus), less $7,000. Deferred amounts are deemed invested in several independently-managed investment portfolios selected by the participant for purposes of determining the amount of earnings to be credited by the Company to that participant’s account. The Company may, but need not, acquire investments corresponding to the participants’ designations.

Upon termination of employment for any reason, all account balances will be distributed to the participant in a lump sum, except that a participant whose account balance is in excess of $25,000 may defer distributions for an additional year, or elect to receive the balance in 20, 40 or 60 quarterly installments. In the event of an unforeseen emergency (which includes a sudden and unexpected illness or accident of the participant or a dependent, a loss of the participant’s property due to casualty or other extraordinary and unforeseeable circumstance beyond the participant’s control), the participant may request early payment of his or her account balance, subject to approval.

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The following table provides information (in dollars) concerning contributions to the Deferred Compensation Plan in 2013 by the participating Named Executive Officers, the Company’s matching contributions, 2013 earnings, aggregate withdrawals and distributions and account balances at year end.

Name	Executive Contributions in 2013 (1)	Company Contributions in 2013 (2)	Aggregate Earnings (loss) in 2013	Aggregate Withdrawals/ Distributions in 2013	Aggregate Balance at 12/31/13
Eugene A. Hall	64,460	57,460	129,754	152,020	666,286
Christopher J. Lafond	30,873	23,873	12	105,795	161,442
Lewis G. Schwartz	27,693	20,693	76,365	0	473,756
Per Anders Waern	24,512	17,512	38,963	0	256,806
Dale Kutnick	24,512	17,512	50,233	0	322,396

(1)	Executive Contributions are included in the “Base Salary” and/or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table for the NEOs.

(2)	Company Contributions are included in the “All Other Compensation” column of the Summary Compensation Table, and in the “Company Match Under Non-qualified Deferred Compensation Plan” column of the Other Compensation Table for the NEOs.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013 regarding the number of shares of our Common Stock that may be issued upon exercise of outstanding options, stock appreciation rights and other rights (including restricted stock, restricted stock units and common stock equivalents) awarded under our equity compensation plans (and, where applicable, related weighted-average exercise price information), as well as shares available for future issuance under our equity compensation plans. All equity plans with outstanding awards or available shares have been approved by our stockholders.

	Column A	Column B	Column C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price of Outstanding Options and Rights ($)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (excluding shares in Column A)

2003 Long - Term Incentive Plan (1)	3,771,121	22.60	6,363,678
2011 Employee Stock Purchase Plan	-	-	1,179,282
Total	3,771,121	22.60	7,542,960

(1)	Award shares withheld for taxes, surrendered to pay exercise price or cancelled are returned to the available share pool. Assuming the exercise of all outstanding options and SARs at December 31, 2013, the numbers reported in Columns A and C would have decreased and increased, respectively, by 769,124 shares.

Since December 31, 2013 to April 1, 2014: 521,536 restricted stock units (including PSUs) and 388,482 SARs were awarded to our executive officers and associates under the 2003 Plan, which were issued primarily in connection with the 2014 annual equity award; 2,253 CSEs were issued to our directors on account of directors fees; and 360,193 shares were added back to the 2003 Plan on account of shares withheld for taxes, surrendered to pay exercise price or cancelled awards.

As of April 1, 2014, there were 2,064,080 options and SARs outstanding, with a weighted average exercise price of $38.79 and an average remaining term of 4.41 years. As of the same date, there were 1,514,157 full value shares granted and unvested, and 5,811,600 shares available for future grant.

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OTHER COMPENSATION POLICIES AND INFORMATION

Executive Stock Ownership Guidelines

In order to align management and stockholder interests, the Company has adopted stock ownership guidelines for our executive officers as follows: the CEO is required to hold shares of Common Stock with a value at least equal to six (6) times his base salary, and all other executive officers are required to hold shares of Common Stock with a value at least equal to three (3) times their base salary. The officers have five (5) years from appointment to accumulate this value. For purposes of computing the required holdings, officers may count shares directly held, as well as vested and unvested restricted stock units and PSUs, but not options or SARs. At December 31, 2013, our CEO and all other executive officers were well within compliance with these guidelines.

Clawback Policy

The Company has adopted a clawback policy which provides that the Board of Directors (or a committee thereof) may seek recoupment to the Company from a current or former executive officer of the Company who engages in fraud, omission or intentional misconduct that results in a required restatement of any financial reporting under the securities or other laws, and that the cash-based or equity-based incentive compensation paid to the officer exceeds the amount that should have been paid based upon the corrected accounting restatement, resulting in an excess payment. Recoupment includes the reimbursement of any cash- based incentive compensation (bonuses) paid to the Executive, cancellation of vested and unvested performance-based restricted stock units, stock options and stock appreciation rights, and reimbursement of any gains realized on the sale of released stock unit awards and the exercise of stock options or stock appreciation rights and subsequent sale of underlying shares

Pursuant to the Dodd-Frank Act, the SEC has been directed to issue rules applicable to the national securities exchanges (including the NYSE on which our Common Stock is listed for trading) prohibiting the listing of any security of an issuer that does not provide for the recovery of erroneously awarded incentive-based compensation where there has been an accounting restatement. Upon adoption of the SEC rules, we will determine whether an amendment to our policy is necessary.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all executive officers and directors from engaging in any short selling, hedging and/or pledging transactions with respect to Company securities.

Accounting and Tax Impact

In setting compensation, the Compensation Committee and management consider the potential impact of Code Section 162(m), which precludes a public corporation from deducting on its corporate income tax return individual compensation in excess of $1 million for its chief executive officer or any of its three other highest-paid officers (other than the chief financial officer). Section 162(m) also provides for certain exemptions to this limitation, specifically compensation that is performance-based (within the meaning of Section 162(m)) and issued under a stockholder-approved plan. Our 2013 short-term incentive (bonus) awards were performance-based and were made pursuant to our stockholder-approved Executive Performance Bonus Plan and, therefore, are deductible under Section 162(m). The PSU component of the 2013 long–term incentive award was performance-based and issued under the 2003 Plan, which has been approved by stockholders and, therefore, is deductible under Section 162(m). Although the Compensation Committee endeavors to maximize deductibility of compensation under Section 162(m), it maintains the discretion in establishing compensation elements to approve compensation that may not be deductible under Section 162(m), if the Committee believes the compensation element to be necessary or appropriate under the circumstances.

Grant of Equity Awards

The Board of Directors has a formal policy with respect to the grant of equity awards under our equity plan. Equity awards may include stock options, stock appreciation rights (SARs), restricted stock awards (RSAs), restricted stock units (RSUs) and performance-based restricted stock units (PSUs). In 2013, all such awards to Named Executive Officers took the form of PSUs and SARs. The Committee may not delegate its authority with respect to Section 16 persons, nor in any other way which would jeopardize the plan’s qualification under Code Section 162(m) or Exchange Act Rule 16b-3. Accordingly, our policy specifies that all awards to our Section 16 executive officers must be approved by the Compensation Committee on or prior to the award grant date, and that all such awards will be made and priced on the date of Compensation Committee approval, except in the case of new hires, which is discussed below.

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Our equity plan prohibits the repricing of stock options and the surrender of any outstanding option to the Company as consideration for the grant of a new option with a lower exercise price without stockholder approval. It also prohibits the granting of options with an exercise price less than the fair market value of the Company’s common stock on the date of grant, and a cash buyout of out-of-the- money options or SARs without stockholder approval.

Consistent with the equity plan, the Compensation Committee annually approves a delegation of authority to the CEO to make equity awards under our equity Plan to Gartner employees (other than Section 16 persons) on account of new hires, retention or promotion without the approval of the Compensation Committee. In 2013, the delegation of authority specified a maximum award value of $300,000 per individual, and a maximum aggregate award value of $2,000,000 for the calendar year. For purposes of this computation, in the case of RSAs and RSUs, value is calculated based upon the fair market value (defined as the closing price on the date of grant as reported by the New York Stock Exchange) of a share of our Common Stock, multiplied by the number of RSAs or RSUs awarded. In the case of options and SARs, the value of the award will be the Black-Scholes-Merton calculation of the value of the award using assumptions appropriate on the award date. Any awards made under this delegated authority are reported to the Compensation Committee at the next regularly scheduled committee meeting.

As discussed above, the structure and value of annual long-term incentive awards comprising the long-term incentive compensation element of our compensation package to executive officers are established and approved by the Compensation Committee in the first quarter of each year. The specific terms of the awards (number of PSUs and SARs and related performance criteria) are determined, and the awards are approved and made, on the same date and after the release of the Company’s prior year financial results.

It is the Company’s policy not to make equity awards to executive officers prior to the release of material non-public information. The 2013 Long - Term incentive awards to executive officers were approved by the Compensation Committee and made on February 12, 2013, after release of our 2012 financial results. Generally speaking, awards for newly hired executives that are given as an inducement to joining the Company are made on the 15th or 30th day of the month first following the executive’s start date (and after approval by the Compensation Committee), and retention and promotion awards are made on the 15th or 30th day of the month first following the date of Compensation Committee approval; however, we may delay making these awards pending the release of material non-public information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Gartner, Inc. has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s proxy statement for the 2014 Annual Meeting.

Compensation Committee of the Board of Directors

Anne Sutherland Fuchs

Michael J. Bingle

Raul E. Cesan

April 15, 2014

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PROPOSAL TWO:

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Act) and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to stockholder vote to approve the compensation of our Named Executive Officers. The stockholder vote on this resolution is advisory only. However, the Compensation Committee and the Board will consider the voting results when making future executive compensation decisions.

The text of the resolution in respect of Proposal No. 2 is as follows:

Resolved, that the compensation of Gartner’s Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

In considering your vote, stockholders may wish to review with care the information on Gartner’s compensation policies and decisions regarding the Named Executive Officers presented in the CD&A on pages 14 to 23, including, in particular, the information concerning Company performance included in the Executive Summary on page 14 and highlights of our Compensation Practices on pages 16 - 17.

In particular, stockholders should note that the Compensation Committee bases its executive compensation decisions on the following:

•	the need to attract, motivate and retain highly talented, creative and entrepreneurial individuals in a highly competitive industry and market place;

•	the need to motivate our executives to maximize the performance of our Company through pay-for-performance compensation components which have led executives to deliver outstanding performance for the past several years;

•	comparability to the practices of peers in our industry and other comparable companies generally based upon available benchmarking data; and

•	the alignment of our executive compensation programs with stockholder value through heavily weighted performance- based compensation elements.

As noted in the Executive Summary on page 14, 2013 was another year of record achievement for Gartner, largely as a result of the achievements, focus and skill of our executive leadership team. We achieved Contract Value, EBITDA, Revenue and GAAP EPS growth of 12%, 10%, 11% and 12%, respectively. Additionally, our Common Stock returned 54%, 29% and 32% on a 1, 3 and 5 year basis, significantly out-performing the S&P 500 and NASDAQ indices and our peer group for the corresponding periods.

Additionally, as noted above, to further enhance our compensation policies, earlier this year our Board adopted a clawback policy which permits the Board to seek recoupment of unearned incentive compensation from an executive officer who engages in misconduct that results in a restatement of financial results.

The Board believes that Gartner’s executive compensation program has a proven record of effectively driving superior levels of financial performance, stockholder value, alignment of pay with performance, high ethical standards and attraction and retention of highly talented executives.

RECOMMENDATION OF OUR BOARD

Our Board unanimously recommends that you vote FOR the foregoing resolution to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

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PROPOSAL THREE:

APPROVAL OF GARTNER, INC. 2014 LONG - TERM INCENTIVE PLAN

We are asking stockholders to approve our new 2014 Long -Term Incentive Plan (the “2014 Plan”). Upon the recommendation of our Compensation Committee, the 2014 Plan was adopted by our Board in February 2014, subject to the approval of stockholders at the 2014 Annual Meeting. If approved, the 2014 Plan will replace our 2003 Long-Term Incentive Plan (the “2003 Plan”). The 2003 Plan was adopted by our Board, and approved by stockholders, in 2003. In 2005 and in 2009, our Board adopted, and the stockholders approved, the amendment and restatement of the 2003 Plan. The 2003 Plan expires by its terms in April 2015.

Highlights of the 2014 Plan

•	Allows for qualifying performance-based awards and enhanced flexibility. The 2014 Plan is designed to allow the Company to grant equity incentive compensation awards that are intended to qualify as performance-based compensation exempt from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
•	Administered by an Independent Committee. The 2014 Plan is administered by our Compensation Committee which consists entirely of independent directors.
•	No evergreen provision. There is no evergreen feature under which the shares authorized for issuance under the 2014 Plan can be automatically replenished.
•	No repricing or exchange. Stock options and stock appreciation rights may not be exchanged for a new option with a lower exercise price without stockholder approval.
•	No cash buyouts. Underwater options or stock appreciation rights may not be bought out for cash without stockholder approval.
•	No discounted awards. Stock options and stock appreciation rights may not be granted with an exercise price less than the fair market value of the Company’s common stock on the date of grant.
•	Limits grants. The 2014 Plan contains per person limits which limit the number of stock options, stock appreciation rights and restricted stock or unit awards that may be made to an individual in a year.
•	Clawback policy. Awards are subject to the Company’s clawback policy which permits recoupment of awards or award value from an officer who engages in fraud, omission or intentional misconduct that results in a required restatement of financial statements.
•	Material Amendments require stockholder approval. Material changes, including material increases to the benefits accrued to Participants under the 2014 Plan; increases to the number of securities that may be issued under the 2014 Plan; material modifications to the requirements for participation in the 2014 Plan, and the addition of a new provision allowing the Committee to lapse or waive restrictions at its discretion require stockholder approval.

Purpose of the 2014 Plan

The 2014 Plan is intended to enable us to continue to provide incentives outstanding individuals to become employees, directors and consultants of Gartner. The 2014 Plan also is intended to retain these individuals, whose present and potential contributions are important to our continued success, to afford them the opportunity to acquire a proprietary interest in Gartner, thereby helping to align their interests with those of our stockholders. The 2014 Plan also is designed to permit us to choose to pay compensation that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, thereby potentially giving us a full Federal tax deduction for any compensation that so qualifies.

As noted in our Compensation Discussion and Analysis beginning on page 14, Gartner’s executive compensation is heavily weighted towards the long-term incentive compensation element, as compared to the cash elements, in order to drive corporate performance. Similarly, these awards are utilized to motivate and retain employees who are able to significantly contribute to our performance.

As of March 19, 2014, there were approximately 5.8 million remaining shares of our Common Stock authorized for issuance as equity awards under the 2003 Plan. All remaining shares under the 2003 Plan as of the date of this meeting will be transferred to the 2014 Plan; in addition, we are seeking additional shares (not to exceed 2.2 million), such that there will be not more than 8,000,000 shares available for issuance to employees, officers and directors as equity awards under the 2014 Plan.

In making new awards to eligible participants, we intend to continue to consider the dilutive effect that the issuance of awards under our equity compensation program will have on our stockholders.

The principal features of the 2014 Plan are substantially similar to those contained in the 2003 Plan. The following is a brief summary of the material features of the 2014 Plan. The full text of the 2014 Long - Term Incentive Plan is attached as Appendix A. You should read Appendix A in its entirety.

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Administration and Operation

The Compensation Committee of our Board (the “Committee”) will administer the 2014 Plan. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m) or granted to an officer subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee must consist of two or more “outside directors” within the meaning of Section 162(m) of the Code (to enable us to receive a federal tax deduction for certain compensation paid under the 2014 Plan) and “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act (dealing with short-swing profit rules). All three of our current Committee members so qualify as of the date of this proxy statement.

Under the 2014 Plan, the Committee has the discretion to delegate its authority under the 2014 Plan to one or more directors or officers, except with respect to grants to officers subject to Section 16 of the Exchange Act and awards intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). At the present time, the Committee has made a delegation to the Chief Executive Officer to allow him to make awards under the 2014 Plan not to exceed $500,000 in value or $2,000,000 in aggregate value in any calendar year to eligible persons other than executive officers. This delegation is designed to assist the Chief Executive Officer with hiring, promoting and retaining key employees.

Subject to certain restrictions, the Committee has the authority to interpret the 2014 Plan and oversees all decisions regarding its administration, including the selection of award recipients, the determination of the types of awards they receive, the establishment of the terms, conditions and other provisions of such awards and any modification or amendment of such awards. This includes the authority to determine the exercise price (which must be at least equal to the fair market value of our Common Stock on the date of grant), the number of shares subject to each award (subject to limits under the 2014 Plan), as well as applicable vesting criteria, performance objectives, the terms of exercise, the form of consideration payable upon exercise, and to make all other determinations necessary or advisable for administering the 2014 Plan.

The 2014 Plan prohibits, without the approval of our stockholders, any program to reduce the exercise price of options or other awards, or to exchange options or other awards for cash or other consideration (except, as explained below, under Shares Available for Issuance, to reflect stock splits, stock dividends etc., as approved by the Committee).

General Terms and Eligibility

The 2014 Plan provides for the grant of incentive stock options, within the meaning of Code Section 422, to our employees and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, long-term performance awards and common stock equivalent awards (each, an “award”) to our employees, directors, and consultants. All of our employees and consultants (and the employees or consultants of any Gartner subsidiary or affiliate) and our outside directors are eligible to receive awards under the 2014 Plan. All awards to executive officers and directors, and the aggregate award value to all non-executive employees and consultants, is approved by the Committee (except for those awards to non-executive employees that are approved by our Chief Executive Officer under a delegation of authority from the Committee).

Shares Available for Issuance

As of April 1, 2014, there are approximately 5,800,000 remaining shares of our Common Stock authorized for issuance as equity awards under the 2003 Plan. All remaining shares under the 2003 Plan as of the date of this meeting will be transferred to the 2014 Plan; in addition, we are seeking additional shares (not to exceed 2.2 million), such that there will be not more than 8,000,000 shares available for issuance to employees, officers and directors as equity awards under the 2014 Plan.

If any shares of stock that are subject to an award under the 2014 Plan are not issued or cease to be issuable for any reason (including, for example, because the award is settled in cash, terminated, forfeited or cancelled, or the shares subject to the award or other shares owned by the participant are used to satisfy the exercise price or tax withholding obligations related to the award), those shares will become available for additional awards.

The number of shares available for issuance under the 2014 Plan, the number of shares covered by an outstanding award, the number of shares and other awards provided to outside directors, the award limits under the 2014 Plan and the price per share covered by each outstanding award are subject to proportionate adjustment in the event of a stock split, reverse stock split, merger, stock dividend, extraordinary cash dividend spin-off or split-up, combination or reclassification of the Common Stock or other action affecting our shares.

In determining the number of additional shares to become available under our Plan, the Compensation Committee considered the following factors:

•	Remaining Competitive. We expect that the 2014 Plan will play an important role in our ability to offer competitive compensation to our employees in the future, more closely align the interests of executives with those of our stockholders, and attract and retain high-performing employees for whom we compete among a limited pool of talent.
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•	Forecasted Share Usage. If stockholders approve the 2014 Plan, we currently anticipate that the shares as approved under the 2014 Plan will meet our expected needs through 2019 when we will next be required under IRC 162m to submit our plan to stockholders for approval. In determining the projected share utilization, the Committee considered a forecast that included the following factors: (i) if approved by stockholders, not more than 8,000,000 shares that would be available for grant under the 2014 Plan; (ii) forecasted future grants (principally based on historical grant practices, and (iii) estimated future cancellations of awards that could return to the 2014 Plan (also based on past experience). We anticipate that we may request additional shares under the Plan next at our annual meeting of stockholders in 2019. However, future circumstances and changes in our business needs may require a different result.

•	Burn Rate and Dilution. Our equity grants over the past three years and our corresponding burn rates are as detailed in the chart below. Our three-year average annual burn rate under the 2003 Plan was 2.4% per year. The potential dilution from the shares under the 2014 Plan is 8.9%, based on total common shares outstanding (measured as of April 1, 2014). Burn rate for this purpose was calculated as: (number of stock appreciation rights granted + number of restricted stock units and common stock equivalents granted x 2.5) / the weighted average number of common shares outstanding for the particular year. Dilution for this purpose was calculated as the number of equity awards granted, less cancellations, as a percentage of total outstanding shares.

Year	SARs Granted	Full-Value Awards Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate
2013	400,000	709,718	2,174,295	93,015,000	2.34%
2012	400,000	711,373	2,178,433	93,444,000	2.33%
2011	400,000	813,294	2,433,235	96,019,000	2.53%
			Three-Year Average Burn Rate:		2.40%

o	The equity grant figures above are from footnote (8) and the weighted common shares outstanding is from footnote (9) to our financial statements filed with our Annual Report on Form 10-K for the fiscal years ended December 31, 2013, 2012 and 2011.

•	Overhang. The Committee also considered additional overhang, which measures the number of shares subject to equity awards outstanding but unexercised, plus the number of shares available to be granted, as a percentage of total shares. As of April 1, 2014, we had outstanding grants of 2,064,080 stock options and stock appreciation rights, and 1,514,157 restricted stock units, all of which were granted under the 2003 Plan. The foregoing, along with the maximum 8,000,000 shares under the 2014 Plan (5.8 million shares remaining available for future grant under the 2003 Plan and the new share request of not more than 2,200,000 shares), represents approximately 11.4% (on a fully diluted basis) of our total outstanding common shares as of April 1, 2014, of approximately 90,200,000 shares.

Types and General Terms of Awards

Awards under the 2014 Plan may take the form of incentive or nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or common stock equivalents. Subject to certain restrictions set forth in the 2014 Plan, the Committee will set the terms, conditions and other provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule and termination, cancellation and forfeiture provisions.

All awards are subject to the following specific restrictions:

•	Code Section 162(m) places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with certain awards granted to such persons, the 2014 Plan provides that no participant may receive options or stock appreciation rights, covering in the aggregate more than 2,000,000 shares of our Common Stock during any fiscal year of the Company. Similarly, no participant may receive restricted stock units, restricted stock awards, or performance shares covering in the aggregate more than 1,000,000 shares of our Common Stock during any fiscal year. During any fiscal year, no participant may receive performance units having a value in excess of $5,000,000. These limits together are referred to as the “Per Person Limits.”

•	Except for adjustments made to address stock splits and similar transactions, the exercise price for outstanding options granted under the 2014 Plan may not be reduced after the date of grant and any outstanding option granted under the 2014 Plan may not be surrendered to us as consideration for the grant of a new option with a lower exercise price without approval of our stockholders.

•	Unless otherwise determined by the Committee, an award may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and during the lifetime of a participant, may be exercised or
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purchased only by the participant. The Committee may permit the transfer of an award to members of a participant’s immediate family.

•	The Committee determines the permissible methods of exercise or purchase of an award, which may include cash or check, certain other shares of our stock owned by the participant having a fair market value equal to the price payable by the participant for the award, net exercise and any other legal consideration that the Committee deems appropriate or any combination of the foregoing.

The Committee may (but is not required) to grant awards that are intended to qualify as “performance-based compensation” for purposes of Code Section 162(m). Under 162(m), we generally may not deduct for federal income tax purposes compensation paid to the Chief Executive Officer or the three other highest paid employees (other than our Chief Financial Officer) to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For certain awards granted under the 2014 Plan to qualify as “performance-based” compensation under Section 162(m), among other things, the stockholders must approve the material terms of the 2014 Plan, including the performance goals that may be permitted to apply to certain awards granted under the 2014 Plan, and the per person annual award limits of the 2014 Plan. Certain awards intended to qualify as “performance-based compensation,” such as restricted stock, restricted stock units, performance shares and performance units, must be conditioned on the achievement of goals for one or more of the following measures: Cash Flow, Contract Value, Earnings Per Share, Economic Value Added, Expense Management, Profit, Return on Capital, Return on Equity, Revenue and Total Shareholder Return.

Each of the above performance goals is defined in 2014 Plan. Any performance goal used may be measured (1) in absolute terms, (2) in combination with another performance goal or goals (for example, but not by way of limitation, as a ratio or matrix), (3) in relative terms (including, but not limited to, as compared to results for other periods of time, and/or against another company, companies or an index or indices), (4) on a per-share or per-capita basis, (5) against the performance of Gartner as a whole or a specific business unit(s), business segment(s) or product(s), and/or on a pre-tax or after-tax basis. The Committee, in its discretion, will determine whether any significant element(s) or item(s) will be included in or excluded from the calculation of any performance goal with respect to any Participants (for example, but not by way of limitation, the effect of mergers and acquisitions). As determined in the discretion of the Committee, achievement of performance goals for a particular award may be calculated in accordance with the Company’s financial statements, prepared in accordance with generally accepted accounting principles, or as adjusted for certain costs, expenses, gains and losses to provide non-GAAP measures of operating results.

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. Options granted under the 2014 Plan may be incentive stock options, within the meaning of Code Section 422, granted to our employees, or may be nonstatutory stock options. Each option is evidenced by an award agreement between us and the optionee, and is subject to the following terms and conditions:

•	The Committee determines the number of shares granted to a participant pursuant to a stock option, subject to the Per Person Limits described above.

•	The Committee will determine the exercise price of options granted under the 2014 Plan, but no options will have an exercise price less than the fair market value of our Common Stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted.

•	The terms of options are determined by the Committee, provided that no option will be exercisable more than ten years after the date of grant. However, with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option must not exceed five years.

•	After termination of one of our employees, directors or consultants, he or she may exercise his or her option for the period of time determined by the Committee and stated in the award agreement.

Stock Appreciation Rights

A stock appreciation right is the right to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant, for that number of shares of our Common Stock with respect to which the stock appreciation right is exercised. Each award of stock appreciation rights is evidenced by an award agreement specifying the terms and conditions of the award. The Committee determines the exercise price of stock appreciation rights, except that no stock appreciation right may have an exercise price less than the fair market value of the shares on the date of grant. The Committee also determines the vesting schedule, term and other terms and conditions of stock appreciation rights. The Committee also will determine the number of shares granted to a participant pursuant to a stock appreciation right, subject to the Per Person Limits as discussed above. After termination of service with us, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the award agreement. In no event will a stock appreciation right be exercised later than the expiration of its term. While the Committee

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may, in its sole discretion, pay amounts owed pursuant to a stock appreciation right in cash, shares of our Common Stock or in a combination thereof, historically all stock appreciation rights under the 2003 Plan have been stock-settled.

Restricted Stock

Restricted stock awards are awards of shares of our Common Stock that vest in accordance with terms and conditions established by the Committee. The Committee may impose whatever conditions to vesting it determines to be appropriate including, if the Committee desires, using a performance goal or goals with the intention of qualifying the award as “performance-based compensation” for purposes of Code Section 162(m). Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The Committee determines the purchase price of any grants of restricted stock and, unless the Committee determines otherwise, shares that do not vest typically will be subject to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the participant’s service with us for any reason including death or disability. The Committee will determine the number of shares of restricted stock granted to a participant, subject to the Per Person Limits discussed above.

Restricted Stock Units

Restricted stock units are awards of a right to receive Common Stock, which may be paid out upon vesting or such other time or times determined by the Committee. Each restricted stock unit has an initial value equal to the fair market value of a share on the date of grant. The Committee determines the terms and conditions of restricted stock units. Each restricted stock unit award will be evidenced by an award agreement that will specify terms and conditions as the Committee may determine in its sole discretion, including, without limitation, whatever conditions to vesting it determines to be appropriate. If the Committee intends for the award to qualify as “performance-based compensation” for purposes of Code Section 162(m), the restricted stock unit will vest based on the achievement of performance goals. The Committee will determine the number of shares granted pursuant to a restricted stock unit award, subject to the Per Person Limits as discussed above. As permitted under the 2014 Plan, the Committee has adopted a program that allows certain recipients of restricted stock unit awards (our executive officers and outside directors) to make an advance election to defer release of the shares for a period of years or until termination; the program complies with Code Section 409A rules governing deferred compensation.

Performance Units and Performance Shares

Performance units and performance shares are awards that result in a payment to a participant (in the form of cash, shares of equal value, or a combination thereof, as determined by the Committee) only if performance goals and/or other vesting criteria established by the Committee are achieved or the awards otherwise vest. Each performance share corresponds to the value of one share of our stock. The Committee establishes the initial value of each performance unit on the date of grant. The vesting requirements (which may be solely continued employment) will be determined by the Committee. If the Committee desires that the award be intended to qualify as performance-based compensation under Section 162(m), any vesting requirements will be based on the list of performance goals described above.

Awards to Outside Directors

Common Stock Equivalents. On a quarterly basis, our outside directors receive common stock equivalent awards for 100% of his or her directors’ fees, unless the director has elected to receive not more than 50% of such fees in cash. The number of common stock equivalents awarded is equal to that portion of the outside director’s quarterly compensation that he or she has elected to receive in common stock equivalents divided by the fair market value of our Common Stock on the first business day of each fiscal quarter. The common stock equivalents each represent one share of our Common Stock and are credited to a book-entry account and release upon termination of service, unless the director elects accelerated release.

Other. Our outside directors also are eligible for other awards (including nonqualified stock options, restricted stock, restricted stock units, performance shares and performance units) made under the 2014 Plan, which awards may be made at the discretion of the Committee. However, during any fiscal year, no outside director may be granted awards (including the common stock equivalents described above) having a grant date fair value in excess of $1,500,000 (calculated using the assumptions and methods used for recording compensation expense in the Gartner’s financial statements).

Other Provisions

Change in Control. If we experience a change of control (as defined in the 2014 Plan), the Committee will determine how to treat awards, which may include requiring the successor corporation to assume or substitute an equivalent award for each outstanding award. Any awards that are not assumed or substituted, generally will become fully vested (and, if applicable, exercisable) before the change of control. Awards that are assumed or substituted will not automatically vest, unless determined otherwise by the Committee. For each award that is assumed or substituted, if the participant is terminated without cause (as defined) within 12 months following the change in control, the award will fully vest (unless the applicable award agreement prohibits such vesting).

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Amendments and Termination. The Board or the Committee generally may amend or terminate the 2014 Plan at any time and for any reason. However, as described above, the Board or Committee generally is required to obtain stockholder approval to (1) reprice outstanding options; or (2) institute a program whereby outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a lower exercise price or purchase price), awards of a different type and/or cash. In addition, any future amendments will be submitted for stockholder approval if necessary or appropriate to continue the 2014 Plan’s compliance with Section 162(m) of the Internal Revenue Code or with NYSE rules. In addition, an amendment will be subject to stockholder approval if the Board or Committee deems such amendment to be a “material amendment,” except with respect to such an amendment that will impact awards in the aggregate of no more than 5% of the shares reserved for issuance under the 2014 Plan. For purposes of the Board’s or the Committee’s determination, the following amendments shall be deemed to be “material amendments” for purposes of the prior sentence: (1) material increases to the benefits accrued to participants under the 2014 Plan; (2) increases in the number of securities that may be issued under the 2014 Plan; (3) material modifications to the requirements for participation in the 2014 Plan; and (4) the addition of a new provision allowing the Board or the Committee to waive or let the restrictions lapse at its discretion. The 2014 Plan is set to expire on February 3, 2024, unless terminated earlier by the Board or Committee.

Foreign Jurisdictions. To facilitate awards to foreign nationals or to employees employed by us (or certain affiliates) outside the United States, the Committee may approve supplements to, or amendments, restatements or alternative versions of, the 2014 Plan without affecting the terms of the 2014 Plan for any other purpose; provided that no such supplements, amendments, restatements or alternative versions include any provisions that are inconsistent with the terms of the 2014 Plan, as then in effect, unless the 2014 Plan could have been amended to eliminate such inconsistency without further approval by our stockholders.

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2014 Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. It does not purport to be complete, and does not discuss the tax consequences of a recipient’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the recipient may reside.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by one of our employees is subject to tax withholding by us. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Common Stock Equivalents. A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, performance units or common stock equivalents is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which the award (or, if applicable, cash) no longer is subject to substantial risk of forfeiture (i.e., when vested) and is paid. However, a holder of a restricted stock award may elect to recognize income instead at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any amount paid for the shares) on the date the award is granted. In certain circumstances, payment (i.e., release of shares), and recognition of ordinary income, of a holder of an award other than restricted stock may be subject to a six-month delay under Code Section 409A rules governing deferred compensation. If permitted by the Committee, recipients of awards other than restricted stock may make an advance election to defer payment of vested shares (or, if applicable, cash) and in that case, generally would not recognize ordinary income until the payment date.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares received and/or the amount of any cash received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Other Awards. For other awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the shares and we will generally be entitled to a corresponding tax deduction.

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Tax Effect for Gartner. We generally will be entitled to a tax deduction in connection with an award under the 2014 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to “covered employees” under Code Section 162(m); under current IRS guidance, this includes our Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer). The annual compensation paid to any of these individuals will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2014 Plan and setting limits on the number of awards that any individual may receive per year. The 2014 Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Code Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards.

Plan Benefits

Except for the common stock equivalent awards granted automatically to our outside directors as directors fees (discussed above), awards granted under the 2014 Plan are subject to the discretion of the Committee and are not determinable at this time. We expect that future grants under the 2014 Plan may approximate the value of grants made in prior years under the 2003 Plan, but this result could change markedly depending on future circumstances and decisions. Our executive officers and directors have an interest in this proposal because they are eligible to receive awards under the 2014 Plan.

The following table sets forth with respect to the existing 2003 Plan: (a) the total number of shares of our Common Stock subject to stock appreciation rights (SARs) granted during the last fiscal year; (b) the average per share exercise price of such SARs; (c) the total number of restricted stock units (RSUs) granted during the last fiscal year; (d) the dollar value of the shares underlying these RSUs based on $71.05 per share, the last reported trade price for our Common Stock on December 31, 2013 (the “Year End Price”); (e) the total number of common stock equivalents granted during the last fiscal year; and (f) the dollar value of such common stock equivalents on December 31, 2013 based upon the Year End Price, to our named executive officers, all executive officers as a group, all employees other than executive officers as a group and all non-executive directors as a group. No other types of awards were granted under the 2003 Plan during the last fiscal year.

Name of Individual or Group	Number of SARs Granted	Average Per Share Exercise Price($)	Number of Restricted Stock Units Granted	Dollar Value of Shares of Restricted Stock Granted($)	Number of Common Stock Equivalents	Dollar Value of Common Stock Equivalents Granted($)
Eugene A. Hall	130,749	49.37	107,674	7,650,024	-	-
Christopher J. Lafond	37,858	49.37	31,176	2,215,055	-	-
Lewis G. Schwartz	18,905	49.37	15,568	1,106,106	-	-
Per Anders Waern	18,905	49.37	15,568	1,106,106	-	-
Dale Kutnick	18,905	49.37	15,568	1,106,106	-	-
Executive Officer Group	354,448	49.39	304,302	21,620,657	-	-
Employees (other than Executive Officers) as a Group	-	-	320,875	22,798,168	-	-
Non-Executive Director Group	-	-	26,200	1,861,510	9,718	690,464

RECOMMENDATION OF OUR BOARD

Our Board unanimously recommends that you vote to APPROVE
the Gartner, Inc. 2014 Long - Term Incentive Plan

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on our review of information on file with the SEC and our stock records, the following table provides certain information about beneficial ownership of shares of our Common Stock as of April 1, 2014 (including shares that will release (RSUs) or become exercisable (options or SARs) within 60 days following April 1, 2014) held by: (i) each person (or group of affiliated persons) which is known by us to own beneficially more than five percent (5%) of our Common Stock; (ii) each of our directors; (iii) each Named Executive Officer; and (iv) all directors, Named Executive Officers and other current executive officers as a group. Unless otherwise indicated, the address for those listed below is c/o Gartner, Inc., 56 Top Gallant Road, Stamford, CT 06904. The amounts shown do not include CSEs that release upon termination of service as a director, or deferred RSUs that will not release within 60 days. Since all stock appreciation rights (SARs) are stock-settled (i.e., shares are withheld for the payment of exercise price and taxes), the number of shares ultimately issued upon settlement will be less than the number of SARS that were settled. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table directly own, and have sole voting and investment power with respect to, all shares of Common Stock shown as beneficially owned by them. To the Company’s knowledge, none of these shares has been pledged.

Beneficial Owner	Number of Shares Beneficially Owned	Percent Owned
Michael J. Bingle (1)	18,213	*
Richard J. Bressler	14,490	*
Raul E. Cesan (2)	84,811	*
Karen E. Dykstra	18,876	*
Anne Sutherland Fuchs (1)	34,165	*
William O. Grabe (1)	120,751	*
Stephen G. Pagliuca (1)	46,423	*
James C. Smith (3)	1,043,904	1.2
Eugene A. Hall (4)	1,533,424	1.7
Christopher J. Lafond (5)	173,069	*
Lewis G. Schwartz (6)	110,179	*
Per Anders Waern	-	*
Dale Kutnick (7)	101,839	*
All current directors, Named Executive Officers and other executive officers as a group (21 persons) (8)	3,918,890	4.3
T. Rowe Price Associates, Inc. (9) 100 E. Pratt Street, Baltimore, MD 21202	10,553,026	11.7
Baron Capital Group, Inc. (10) 767 Fifth Avenue, New York, NY 10153	9,178,296	10.2
Morgan Stanley (11) 1585 Broadway, New York, NY 10036	5,776,334	6.4
The Vanguard Group, Inc. (12) 100 Vanguard Blvd., Malvern, PA 19335	5,702,692	6.3
Blackrock, Inc. (13) 40 East 52nd Street, New York, NY 10022	5,542,917	6.1

*	Less than 1%

(1)	Includes 3,275 RSUs that will release on May 30, 2014 (the “2013 Director RSU Award”).

(2)	Includes 30,000 shares held by a family foundation as to which Mr. Cesan may be deemed a beneficial owner, and the 2013 Director RSU Award.

(3)	Includes the 2013 Director RSU Award, 50,000 shares held by members of Mr. Smith’s immediate family and 211,900 shares held by a family foundation as to which Mr. Smith may be deemed a beneficial owner.

(4)	Includes 421,837 shares issuable upon the exercise of stock appreciation rights (“SARs”).

(5)	Includes 117,930 shares issuable upon the exercise of SARs.

(6)	Includes 58,893 shares issuable upon the exercise of SARs.
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(7)	Includes 33,435 shares issuable upon the exercise of SARs. Also includes 3,300 shares held for the benefit of immediate family members, 20,000 shares held in a private family foundation and 18,900 shares in an IRA account as to which Mr. Kutnick may be deemed a beneficial owner.

(8)	Includes 21,999 RSUs shares that will release within 60 days, and 1,019,084 shares issuable upon the exercise of SARs.

(9)	These shares are owned by various individual and institutional investors, including T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 4,000,000 of the reported shares, representing 6.4% of the shares outstanding), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(10)	Includes shares beneficially owned by Baron Capital Group, Inc. (“BCG”) and Ronald Baron; also includes 8,564,081 shares beneficially owned by BAMCO, Inc. and 614,215 shares beneficially owned by Baron Capital Management, Inc., subsidiaries of BCG.

(11)	Includes shares beneficially owned, or deemed to be beneficially owned, by certain operating units of Morgan Stanley and its subsidiaries and affiliates.

(12)	Includes shares beneficially owned by The Vanguard Group, Inc. as an investment adviser, and includes 52,771 shares beneficially owned by Vanguard Fiduciary Trust Company as investment manager and 6,521 shares beneficially owned by Vanguard Investments Australia, Ltd as investment manager.

(13)	Includes shares held by various subsidiaries of Blackrock, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file reports of ownership and changes of ownership with the SEC and to furnish us with copies of the reports they file. To assist with this reporting obligation, the Company prepares and files ownership reports on behalf of its officers and directors pursuant to powers of attorney issued by the officer or director to the Company. Based solely on our review of these reports, or written representations from certain reporting persons, there were no late filings in 2013.

TRANSACTIONS WITH RELATED PERSONS

Gartner is a provider of comprehensive research coverage of the IT industry to approximately 14,100 distinct client organizations across 85 countries. Because of our worldwide reach, it is not unusual for Gartner to engage in ordinary course of business transactions involving the sale of research or consulting services with entities in which one of our directors, executive officers or a greater than 5% owner of our stock, or immediate family member of any of them, may also be a director, executive officer, partner or investor, or have some other direct or indirect interest. We will refer to these transactions generally as related party transactions.

Our Governance Committee reviews all related party transactions to determine whether any director, executive officer or a greater than 5% owner of our stock, or immediate family member of any of them, has a material direct or indirect interest, or whether the independence from management of our directors may be compromised as a result of the relationship or transaction. Our Board Principles and Practices, which are posted on www.investor.gartner.com, require directors to disclose all actual or potential conflicts of interest regarding a matter being considered by the Board or any of its committees and to excuse themselves from that portion of the Board or committee meeting at which the matter is addressed to permit independent discussion. Additionally, the member with the conflict must abstain from voting on any such matter. The Governance Committee is charged with resolving any conflict of interest issues brought to its attention and has the power to request the Board to take appropriate action, up to and including requesting the involved director to resign. Our Audit Committee and/or Board of Directors reviews and approves all material related party transactions involving our directors in accordance with applicable provisions of Delaware law and with the advice of counsel, if deemed necessary.

The Company maintains a written conflicts of interest policy which is posted on our intranet and prohibits all Gartner employees, including our executive officers, from engaging in any personal, business or professional activity which conflicts with or appears to conflict with their employment responsibilities and from maintaining financial interests in entities that could create an appearance of impropriety in their dealings with the Company. Additionally, the policy prohibits all Gartner employees from entering into agreements on behalf of Gartner with any outside entity if the employee knows that the entity is a related party to a Gartner employee;

45

i.e., that the contract would confer a financial benefit, either directly or indirectly, on a Gartner employee or his or her relatives. All potential conflicts of interest and related party transactions involving Gartner employees must be reported to, and pre-approved by, the General Counsel.

In 2013, there were no related party transactions in which any director, executive officer or a greater than 5% owner of our stock, or immediate family member of any of them, had or will have a direct or indirect material interest.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed KPMG LLP to serve as the Company’s independent auditor for the 2014 fiscal year. Additional information concerning the Audit Committee and its activities with KPMG can be found in the Audit Committee Report and the Principal Accountant Fees and Services below.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. Ratification by the stockholders of the appointment of KPMG is not required by law, the Company’s bylaws or otherwise. However, the Board of Directors is submitting the appointment of KPMG for stockholder ratification to ascertain stockholders’ views on the matter. Representatives of KPMG will attend the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

Principal Accountant Fees and Services

During 2013, KPMG performed recurring audit services, including the examination of our annual financial statements, limited reviews of quarterly financial information, certain statutory audits and tax services for the Company. The aggregate fees billed for professional services by KPMG in 2012 and 2013 for various services performed by them were as follows:

Types of Fees	2012	2013
Audit Fees	$2,613,200	2,577,188
Audit-Related Fees	4,556	-
Tax Fees	512,759	770,835
All Other Fees	-	-
Total Fees	$3,130,515	3,348,023

Audit Fees

Audit fees relate to professional services rendered by KPMG for the audit of the Company’s annual consolidated financial statements contained in the Company’s Annual Report on Form 10-K, the review of its quarterly financial statements contained in the Company’s Quarterly Reports on Form 10-Q, as well as work performed in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related fees relate to professional services rendered by KPMG primarily for audit support services.

Tax Fees

Tax fees relate to professional services rendered by KPMG for permissible tax compliance in international and domestic locations, tax advice, tax planning and tax audits.

All Other Fees

This category of fees covers all fees for any permissible service not included in the above categories.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. KPMG and management report periodically to the Audit Committee regarding the services provided by KPMG in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. In the case of permissible tax services, the Audit Committee has approved overall fee amounts for specific types of permissible services (i.e., tax compliance, tax planning and tax audit support) to allow management to engage KPMG expeditiously as

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needed as projects arise. All services rendered in 2013 were pre-approved by the Audit Committee. This category of fees covers all fees for any permissible service not included in the above categories.

AUDIT COMMITTEE REPORT

Pursuant to its responsibilities as set forth in the Audit Committee Charter, the Audit Committee has reviewed and discussed with management and with KPMG Gartner’s audited consolidated financial statements for the year ended December 31, 2013. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG that firm’s independence.

Based on the review and discussions noted above, as well as discussions regarding Gartner’s internal control over financial reporting and discussions with Gartner’s Internal Audit function, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in Gartner’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Richard J. Bressler

Karen E. Dykstra

James C. Smith

April 15, 2014

RECOMMENDATION OF OUR BOARD

Our Board unanimously recommends that you vote FOR ratification of the appointment of
KPMG LLP as the Company’s independent auditors for fiscal 2014.

MISCELLANEOUS

Stockholder Communications

Stockholders and other interested parties may communicate with any of our directors by writing to them c/o Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. 10212, Stamford, CT 06904-2212. All communications other than those which on their face are suspicious, inappropriate or illegible will be delivered to the director to whom they are addressed.

Available Information

Our website address is www.gartner.com. The investor relations section of our website is located at www.investor.gartner.com and contains, under the “Corporate Governance” link, current electronic printable copies of our:

•	CEO & CFO Code of Ethics which applies to our Chief Executive Officer, Chief Financial Officer, controller and other financial managers
•	Code of Conduct, which applies to all Gartner officers, directors and employees
•	Board Principles and Practices, the corporate governance principles that have been adopted by our Board
•	Audit Committee Charter
•	Compensation Committee Charter
•	Governance/Nominating Committee Charter

This information is also available in print to any stockholder who makes a written request to Investor Relations, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, CT 06904 - 2212.

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Process for Submission of Stockholder Proposals for our 2015 Annual Meeting

The Company has adopted advance notice requirements related to stockholder business, including director nominations. These requirements are contained in our Bylaws, which can be found at www.investor.gartner.com, under the “Corporate Governance” link, and are summarized below. This summary is qualified by reference to the full Bylaw provision.

If you are a stockholder of record and you want to make a proposal for consideration at the 2015 Annual Meeting without having it included in our proxy materials, we must receive your written notice not less than 90 days prior to the 2015 Annual Meeting; provided, however, that if we fail to give at least 100 days prior notice of this meeting, then we must receive your written notice not more than 10 days after the date on which notice of the 2015 Annual Meeting is mailed.

A stockholder’s notice must set forth certain required information including: (i) a brief description of the business to be brought before the meeting and the reasons therefore; (ii) the name and address of the proposing stockholder and certain associated persons; (iii) the number of shares of Common Stock held by such stockholder and associated persons; (iv) a description of any hedging transactions entered into by such stockholder and persons; (v) any material interest of such stockholder and associated persons in the business to be conducted; and (vi) a statement as to whether a proxy statement and form of proxy will be delivered to other stockholders. In addition, certain information in the notice must be supplemented as of the record date for the meeting. If the stockholder business involves director nominations, the stockholder’s notice must also contain detailed information concerning the nominee, including name, age, principal occupation, interests in Common Stock, any other information regarding the nominee that would be required to be included in a proxy statement under the rules of the SEC had the proposal been made by management, and an acknowledgment by the nominee of the fiduciary duties owed by a director to a corporation and its stockholders under Delaware law. If you do not comply with all of the provisions of our advance notice requirements, then your proposal may not be brought before the 2014 Annual Meeting. All stockholder notices should be addressed to the Corporate Secretary, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, Connecticut 06904-2212.

Additionally, if you want to make a proposal for consideration at next year’s Annual Meeting and have it included in our proxy materials for that meeting, we must receive your proposal by December 17, 2014, and it must comply with all other provisions of the Company’s advance notice requirements as well as the requirements of Exchange Act Rule 14a-8.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) has been filed with the Securities and Exchange Commission and is available at www.sec.gov. You may also obtain a copy at www.investor.gartner.com. A copy of the 2013 10-K is also contained in our 2013 Annual Report to Stockholders, which accompanies this Proxy Statement. A copy of the 2013 10-K will be mailed to any stockholder who makes a written request to Investor Relations, Gartner, Inc., 56 Top Gallant Road, P.O. Box 10212, Stamford, CT 06904—2212.

By Order of the Board of Directors

Lewis G. Schwartz

Corporate Secretary

Stamford, Connecticut

April 15, 2014

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EXHIBIT A

GARTNER, INC. 2014 LONG - TERM INCENTIVE PLAN

49

GARTNER, INC.
LONG-TERM INCENTIVE PLAN
(Effective May 29, 2014)

SECTION 1

BACKGROUND AND PURPOSE

1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, and Restricted Stock Units. The Plan is effective as of May 29, 2014 (the “Effective Date”).

1.2 Purpose of the Plan. The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor of any Affiliate. The Plan also is designed to: (1) encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s stockholders, and (2) permit the payment of compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1          “1933 Act” means the Securities Act of 1933, as amended. Reference to a specific section of the 1933 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2          “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.3          “2003 Plan” means the Gartner, Inc. Long-Term Incentive Plan, as amended and restated effective June 4, 2009.

2.4          “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.5          “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company’s common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.6          “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock Awards, Restricted Stock Units, Performance Units or Performance Shares.

2.7          “Award Agreement” means the written agreement (which may be in electronic form) setting forth the terms and conditions applicable to each Award granted under the Plan.

2.8          “Board” or “Board of Directors” means the Board of Directors of the Company.

2.9          “Cash Flow” means as to any Performance Period, cash generated from operating, financing and other business activities.

2.10        “Cause” means the occurrence of any of the following: (a) an act of personal dishonesty taken by the Participant in connection with his or her responsibilities as an employee and intended to result in his or her substantial personal enrichment; (b) the Participant being convicted of, or pleading no contest or guilty to, (x) a misdemeanor that the Company reasonably believes has had or will have a material detrimental effect on the Company; or (y) any felony; (c) a willful act by the Participant that constitutes gross misconduct; (d) the Participant’s willful and continued failure to perform the reasonable duties and responsibilities of his or her position after there has been delivered to the Participant a written demand for performance from the Company that describes the basis for the Company’s belief that the Participant has not substantially performed his or her duties and/or responsibilities and the Participant has not corrected such failure within 30 days of such written demand; or (e) a material violation by the Participant of any written, material Company employment policy or standard of conduct.

2.11        “Change of Control” means the occurrence of any of the events described in (a), (b) or (c) below, but subject to the rules of (d):

(a) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. For purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered an additional Change of Control; or

(b) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or for purposes of this subsection (b), once any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an additional Change of Control; or

(c) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (c), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) For purposes of Section 2.11, the following rules will apply. A transaction will not constitute a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. A transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s voting securities immediately before such transaction. For purposes of Section 2.11(a), a change in ownership of the Company will not constitute a Change of Control if the stockholders of the Company immediately before such change in ownership, continue to retain, immediately after the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the securities of the Company, and such retained ownership is in substantially the same relative proportions to one another (among the stockholders of the Company immediately before the change in ownership) as their ownership of shares of the Company’s voting securities immediately prior to the change in ownership. For this purpose, indirect beneficial ownership shall include, but not be limited to, ownership of the voting securities of one or more corporations or other entities that, directly or indirectly, own the Company.

2.12        “Code” means the Internal Revenue Code of 1986, as amended . Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.13        “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan. As of the Effective Date, and until otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee.

2.14        “Common Stock Equivalent” or “CSE” means an Award granted to a Nonemployee Director that, pursuant to Section 12, is designated as a CSE.

2.15        “Company” means Gartner, Inc., a Delaware corporation, or any successor thereto.

2.16        “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is not an Employee or a Director. However, a person shall not be eligible to be granted an Award if inclusion of that person as a Consultant would cause the Awards and/or Shares available under the Plan to be ineligible for registration on a Form S-8 Registration Statement under the 1933 Act.

2.17        “Contract Value” means as to any Performance Period, the value attributable to all of the Company’s subscription-related research products that recognize revenue on a ratable basis. Contract value is calculated as the annualized value of all subscription research contracts in effect at a specific point in time, without regard to the duration of the contract.

2.18        “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

2.19        “Director” means any individual who is a member of the Board of Directors of the Company.

2.20        “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code. In the case of Awards other than Incentive Stock Options, the Committee, in its discretion, may determine that a different definition of Disability shall apply in accordance with standards adopted by the Committee from time to time.

2.21        “Earnings per Share” means as to any Performance Period, the Company’s Profit, divided by the number of common shares outstanding for the Performance Period.

2.22        “Economic Value Added” means as to any Performance Period, the Company’s Profit, minus average cost of capital employed.

2.23        “Expense Management” means as to any Performance Period, the objective goals set by the Committee for expense control.

2.24        “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Neither service as a Director nor payment of a director’s fee by the Company will constitute “employment” by the Company.

2.25        “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (a) Awards with a lower Exercise Price, (b) a different type of Award, (c) cash, or (d) a combination of (a), (b) and/or (c). Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Sections 4.3 or 4.4 nor (ii) transfer or other disposition permitted under Sections 13.7 and 13.8. The implementation of any Exchange Program is subject to stockholder approval as required under Section 3.2.

2.26        “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option or SAR.

2.27        “Fair Market Value” means the selling price for Shares on the relevant date, or if there were no sales on such date, the average of the selling prices on the immediately following and preceding trading dates, in either case as reported by the New York Stock Exchange or such other source selected in the discretion of the Committee (or its delegate). As determined in the discretion of the Committee, for this purpose, the selling price may be based on the opening, closing, actual, high, low, or average selling prices of Shares on the relevant date. Unless and until determined otherwise by the Committee, the selling price used for determining Fair Market Value shall be the closing price of a Share on the relevant date. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or the Company) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.28        “Fiscal Quarter” means a fiscal quarter within a Fiscal Year of the Company.

2.29        “Fiscal Year” means the fiscal year of the Company.

2.30        “Grant Date” means, with respect to an Award, the date on which the Committee makes the determination granting such Award, or such later date as is determined by the Committee at the time it approves the grant. With respect to an Award granted under the automatic grant provisions of Section 12, “Grant Date” means the applicable date of grant specified in Section 12. The Grant Date of an Award shall not be earlier than the date the Award is approved by the Committee.

2.31        “Incentive Stock Option” means an Option to purchase Shares that by its terms qualifies as and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.32        “Nonemployee Director” means a Director who is not an employee of the Company or any Affiliate.

2.33        “Nonemployee Director Compensation” means the cash retainer and meeting fees that are payable to a Nonemployee Director for service on the Board for a calendar year.

2.34        “Nonqualified Stock Option” means an option to purchase Shares that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.35        “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.36        “Participant” means the holder of an outstanding Award.

2.37        “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Flow, (b) Contract Value, (c) Earnings Per Share, (d) Economic Value Added, (e) Expense Management, (f) Profit, (g) Return on Capital, (h) Return on Equity, (i) Revenue and (j) Total Shareholder Return. Any Performance Goal used may be measured (1) in absolute terms, (2) in combination with another Performance Goal or Goals (for example, but not by way of limitation, as a ratio or matrix), (3) in relative terms (including, but not limited to, as compared to results for other periods of time, and/or against another company, companies or an index or indices), (4) on a per-share or per-capita basis, (5) against the performance of the Company as a whole or a specific business unit(s), business segment(s) or product(s) of the Company, and/or (6) on a pre-tax or after-tax basis. Prior to the Determination Date, the Committee, in its discretion, will determine whether any significant element(s) or item(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participants (for example, but not by way of limitation, the effect of mergers and acquisitions). As determined in the discretion of the Committee prior to the Determination Date, achievement of Performance Goals for a particular Award may be calculated in accordance with the Company’s financial statements, prepared in accordance with generally accepted accounting principles, or as adjusted for certain costs, expenses, gains and losses to provide non-GAAP measures of operating results.

2.38        “Performance Period” means any Fiscal Quarter or such other period longer than a Fiscal Quarter, as determined by the Committee in its sole discretion.

2.39        “Performance Share” means an Award granted to a Participant pursuant to Section 9.

2.40        “Performance Unit” means an Award granted to a Participant pursuant to Section 8.

2.41        “Plan” means the Gartner, Inc. 2014 Long-Term Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.42        “Profit” means as to any Performance Period, income.

2.43        “Restricted Stock” means restricted Shares granted pursuant to a Restricted Stock Award.

2.44        “Restricted Stock Award” means an Award granted to a Participant pursuant to Section 7.

2.45        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10.

2.46        “Return on Capital” means as to any Performance Period, Profit divided by invested capital.

2.47        “Return on Equity” means as to any Performance Period, the percentage equal to Profit divided by stockholder’s equity.

2.48        “Revenue” means as to any Performance Period, net sales.

2.49        “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.50        “SAR” or “Stock Appreciation Right” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

2.51        “Section 16(b)” means Section 16(b) of the 1934 Act.

2.52        “Section 16 Person” means an individual who, with respect to Shares, is subject to Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

2.53        “Section 409A” means Section 409A of the Code.

2.54        “Shares” means the shares of common stock, par value $0.0005 per share, of the Company.

2.55        “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company as the corporation at the top of the chain, but only if each of the corporations below the Company (other than the last corporation in the unbroken chain) then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or if Section 424(f) of the Code is modified after the Effective Date, a “subsidiary corporation” as defined in Section 424(f) of the Code.

2.56        “Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the employing Affiliate, (b) the Participant’s and, to the extent required by the Company (or Affiliate), the Company’s (or Affiliate’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares, and (c) any other Company (or Affiliate) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares thereunder).

2.57        “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability or non-reelection to the Board. The Committee, in its discretion, may specify in an Award Agreement whether or not a Termination of Service will be deemed to occur when a Participant changes capacities (for example, when an Employee ceases to be such but immediately thereafter becomes a Consultant).

2.58        “Total Shareholder Return” means as to any Performance Period, the total return (change in share price, including treatment of dividends, if any, as determined by the Committee) of a Share.

SECTION 3

ADMINISTRATION

3.1        The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are (a) “outside directors” under Section 162(m), and (b) “non-employee directors” under Rule 16b-3.

3.2        Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding the preceding, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders of the Company.

3.3        Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Awards granted to any individual who is subject to Section 16(b). Notwithstanding the foregoing, with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee may not delegate its authority and powers with respect to such Awards if such delegation would cause the Awards to fail to so qualify. To the extent of any delegation by the Committee, references to the Committee in this Plan and any Award Agreement shall be deemed also to include reference to the applicable delegate(s).

3.4          Decisions Binding. All interpretations, determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1          Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available issuance under the Plan shall not exceed the sum of (a) not more than 2,200,000 Shares, plus (b) the number of Shares that, as of May 29, 2014, remain available for issuance under the Company’s 2003 Long-Term Incentive Plan, for a total not to exceed 8,000,000 Shares. (The 2003 Long-Term Incentive Plan will be terminated on the Effective Date and no further awards will be made under that plan, assuming in each case that stockholder approval of this Plan is obtained at the 2014 Annual Meeting). Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2          Return of Certain Shares. If an Award expires without having been exercised in full, or is forfeited to or repurchased by the Company, the unpurchased, forfeited or repurchased Shares that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of an Option or Stock Appreciation Right settled in Shares, only the net number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 4.2, subject to adjustment provided in Section 4.3, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 4.1, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 4.2.

4.3          Adjustments in Awards and Authorized Shares. In the event that any dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number, type and class of shares (or other equity interests) that may be delivered under the Plan, the number, type class, and price of shares (or other equity interests) subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1, 8.1, 9.1, and 10.1. Notwithstanding the preceding, the number of shares (or other equity interests) subject to any Award always shall be a whole number.

4.4          Change of Control. In the event of a Change of Control, each outstanding Award will be treated as the Committee (in its discretion) determines, including, without limitation, that each Award be assumed or an equivalent option or right be substituted by the successor corporation or a parent or Subsidiary of the successor corporation. The Committee will not be required to treat all Awards similarly in the transaction.

4.4.1        Non-Assumption of Awards. If, in connection with a Change of Control, the successor corporation (or a parent or Subsidiary of the successor corporation) does not assume or substitute outstanding Awards, with respect to such Awards and no later than immediately prior to the Change of Control: (a) each Participant will vest fully in, and have the right to exercise, all of such Awards that are Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, (b) all other such Awards that are not Options or SARs will fully vest and any applicable restrictions will lapse, and (c) with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or SAR granted is not assumed or substituted in the event of a Change of Control, the Option or Stock Appreciation Right will terminate upon the Change of Control provided that either (1) before the Change of Control, the Committee notifies the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Committee in its sole discretion, or (2) immediately after the Change of Control, the Participant receives a cash payment equal to the Fair Market Value (calculated at the time of the Change of Control) of the Shares covered by the Option or SAR, minus the Exercise Price of the Shares covered by the Option or SAR. All Awards that become fully vested pursuant to this Section 4.4.1 will terminate and expire upon the occurrence of the Change of Control.

4.4.2        Assumption. For the purposes of this Section 4.4, an Award will be considered assumed if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Shares held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the greatest number of holders of outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of any other Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change of Control. Notwithstanding anything in this Section 4.4 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

SECTION 5

STOCK OPTIONS

5.1          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options (and/or SARs) covering more than a total of 2,000,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2          Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares covered by the Option, any conditions to exercise the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3          Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1        Nonqualified Stock Options. The Exercise Price of each Nonqualified Stock option shall be determined by the Committee in its discretion but shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2        Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3        Substitute Options. Notwithstanding the other provisions of this Section 5.3, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Nonemployee Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an Exercise Price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4        Expiration of Options.

5.4.1        Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the Award Agreement; or

(b) The expiration of ten (10) years from the Grant Date.

5.4.2        Committee Discretion. Subject to the ten (10)-year limit of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options). With respect to the Committee’s authority in Section 5.4.2(b), if, at the time of any such extension, the Exercise Price of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its originals terms, or (2) ten (10) years from the Grant Date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to this Section 5.4.2 shall comply with Section 409A to the extent applicable.

5.5          Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. An Option may not be exercised for a fraction of a Share. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6          Payment. In order to exercise an Option, the Participant shall give notice in the form specified by the Company and follow such procedures as the Company (or its designee) may specify from time to time. Exercise of an Option also requires that the Participant make arrangements satisfactory to the Company for full payment of the Exercise Price for the Shares. All exercise notices shall be given in the form and manner specified by the Company from time to time.

The Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. As soon as practicable after receipt of a notification of exercise satisfactory to the Company and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 4.3 of the Plan.

5.7          Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8          Certain Additional Provisions for Incentive Stock Options.

5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the option instead may be deemed to be a Nonqualified Stock Option).

5.8.3 Employees Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.8.5 Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonqualified Stock Option.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1          Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees, Directors and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.1.1        Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs (and/or Options) covering more than a total of 2,000,000 Shares.

6.1.2        Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. The Exercise Price of each SAR shall be determined by the Committee in its discretion but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, SARs may be granted with a per Share Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date pursuant to the rules of Section 5.3.3, which also shall apply to SARs.

6.2        SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3          Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.4          Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times

(b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued under the SAR, except as provided in Section 4.3 of the Plan.

SECTION 7

RESTRICTED STOCK AWARDS

7.1          Grant of Restricted Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Directors and Consultants as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall receive more than a total of 1,000,000 Shares of Restricted Stock (and/or Performance Shares or Restricted Stock Units).

7.2          Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee (or its designee(s)) determine otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3          Transferability. Except as provided in this Section 7 or Section 13.8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period.

7.4          Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1        General Restrictions. The Committee may set restrictions based upon the Participant’s continued employment or service with the Company and its Affiliates, the achievement of specific performance objectives (Company-wide, departmental, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion (for example, but not by way of limitation, continuous service as an Employee, Director or Consultant).

7.4.2        Section 162(m) Performance Restrictions. For purposes of qualifying Restricted Stock Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the Determination Date. In granting Restricted Stock Awards which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3        Legend on Certificates. The Committee, in its discretion, may require that a legend be placed on the certificates representing Restricted Stock to give appropriate notice of the applicable restrictions.

7.5          Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock Award shall be released from escrow as soon as practicable after the last day of the vesting period. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend(s) under Section 7.4.3 removed from his or her Share certificate(s), and the Shares shall be freely transferable by the Participant. The Committee (in its discretion) may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company

7.6          Voting Rights. During the vesting period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7          Dividends and Other Distributions. During the vesting period, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Any such dividends or distribution shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.

7.8          Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall be forfeited to the Company and, except as otherwise determined by the Committee and subject to Section 4.2, again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS

8.1          Grant of Performance Units. Performance Units may be granted to Employees, Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant provided that during any Fiscal Year, no Participant shall receive Performance Units having an initial value greater than $5,000,000.

8.2          Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date.

8.3          Performance Objectives and Other Terms. The Committee, in its discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Performance Units that will be paid out to the Participants. Each Award of Performance Units shall be evidenced by an Award Agreement that shall specify any applicable Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1        General Performance Objectives or Vesting Criteria. The Committee may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion (for example, but not by way of limitation, continuous service as an Employee, Director or Consultant).

8.3.2        Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the Determination Date. In granting Performance Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4          Earning of Performance Units. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number of Performance Units earned by the

Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit and may accelerate the time at which any restrictions will lapse or be removed.

8.5          Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be made as soon as practicable after the expiration of the applicable Performance Period (subject to any deferral permitted under Section 13.1), or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period) or in a combination thereof.

8.6          Cancellation of Performance Units. On the date set forth in the Award Agreement, all unearned or unvested Performance Units shall be forfeited to the Company, and, except as otherwise determined by the Committee and subject to Section 4.2, again shall be available for grant under the Plan.

SECTION 9

PERFORMANCE SHARES

9.1          Grant of Performance Shares. Performance Shares may be granted to Employees, Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than a total of 1,000,000 Performance Shares (and/or Shares of Restricted Stock or Restricted Stock Units).

9.2          Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

9.3          Performance Share Agreement. Each Award of Performance Shares shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Performance Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

9.4          Performance Objectives and Other Terms. The Committee, in its discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Performance Shares that will be paid out to the Participants. Each Award of Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

9.4.1        General Performance Objectives or Vesting Criteria. The Committee may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion (for example, but not by way of limitation, continuous service as an Employee, Director or Consultant).

9.4.2        Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that any performance objectives applicable to Performance Shares shall be based on the achievement of Performance Goals. In that case, the Performance Goals shall be set by the Committee on or before the Determination Date. In granting Performance Shares that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9.5          Earning of Performance Shares. After the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Share and may accelerate the time at which any restrictions will lapse or be removed.

9.6          Form and Timing of Payment of Performance Shares. Payment of vested Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period (subject to any deferral permitted under Section 13.1), or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares or in a combination thereof.

9.7          Cancellation of Performance Shares. On the date set forth in the Award Agreement, all unvested Performance Shares shall be forfeited to the Company, and except as otherwise determined by the Committee and subject to Section 4.2, again shall be available for grant under the Plan.

SECTION 10

RESTRICTED STOCK UNITS

10.1        Grant of Restricted Stock Units. Restricted Stock Units may be granted to Employees, Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than a total of 1,000,000 Restricted Stock Units (and/or Shares of Restricted Stock or Performance Shares).

10.2        Value of Restricted Stock Units. Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

10.3        Restricted Stock Unit Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

10.4        Vesting and Other Terms. The Committee, in its discretion, shall set performance objectives or other vesting criteria which, depending on the extent to which they are met, will determine the number or value of Restricted Stock Units that will be paid out to the Participants. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

10.4.1        General Performance Objectives or Vesting Criteria. The Committee may set performance objectives or vesting criteria based upon the achievement of Company-wide, departmental, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion (for example, but not by way of limitation, continuous service as an Employee, Director or Consultant).

10.4.2        Section 162(m) Performance Objectives. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that any performance objectives applicable to Restricted Stock Units shall be based on the achievement of Performance Goals. In that case, the Performance Goals shall be set by the Committee on or before the Determination Date. In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10.5        Earning of Restricted Stock Units. After the applicable vesting period has ended, the holder of Restricted Stock Units shall be entitled to receive a payout of the number of Restricted Stock Units earned by the Participant over the vesting period. After the grant of a Restricted Stock Unit, the Committee, in its sole discretion, may reduce or waive any vesting condition that must be met to receive a payout for such Restricted Stock Unit and may accelerate the time at which any restrictions will lapse or be removed.

10.6        Form and Timing of Payment of Restricted Stock Units. Payment of vested Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Award Agreement (subject to any deferral permitted under Section 13.1) or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Committee, in its sole discretion, may pay Restricted Stock Units in the form of cash, in Shares or in a combination thereof.

10.7        Cancellation of Restricted Stock Units. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company, and except as otherwise determined by the Committee and subject to Section 4.2, again shall be available for grant under the Plan.

SECTION 11

PERFORMANCE-BASED COMPENSATION UNDER CODE SECTION 162(m)

11.1        General. If the Committee, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan. The Committee, in its discretion, also may grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

11.2        Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may, in the discretion of the Committee, be made subject to the achievement of one or more Performance Goals.

11.3        Procedures. To the extent necessary to comply with the “performance-based compensation” provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under such section, on or before the Determination Date (i.e., within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period or such other time as may be required or permitted by Section 162(m) of the Code), the Committee will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) determine the Performance Period, (iii) establish the Performance Goals and amounts that may be earned for the Performance Period, and (iv) determine any other terms and conditions applicable to the Award(s).

11.4        Additional Limitations. Notwithstanding any other provision of the Plan, any Award that is granted to a Participant and is intended to constitute qualified “performance-based compensation” under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as “performance-based compensation” under Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

11.5        Determination of Amounts Earned. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. In determining the amounts earned by a Participant pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change of Control or in the event of a termination of employment following a Change of Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or Disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

SECTION 12

NONEMPLOYEE DIRECTOR AWARDS

12.1        General. As determined in the discretion of the Committee, Nonemployee Directors will be eligible to be granted all types of Awards under this Plan, including discretionary Awards not covered under this Section 12. All grants of CSEs to Nonemployee Directors pursuant to this Section 12 will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions. Notwithstanding any contrary provision of the Plan, no Participant who is a Nonemployee Director may be granted Awards during any Fiscal Year having a Grant Date fair value in excess of $1,500,000 (calculated using the assumptions and methods used for recording compensation expense in the Company’s financial statements).

12.2        Award of Common Stock Equivalents. On an annual basis, each Nonemployee Director may elect to receive up to 50% of his or her Nonemployee Director Compensation in cash and the balance in CSEs. If a Nonemployee Director does not make such an election, his or her Nonemployee Director Compensation shall be paid 100% in CSEs. A Nonemployee Director also may elect to have CSEs delivered as Shares immediately upon grant instead of upon ceasing to be a member of the Board as set forth in Section 12.3 below. Elections under this Section 12.2 must be made no later than December 31st (or such earlier date as the Company may specify) of each calendar year with respect to Nonemployee Director Compensation to be earned for services to be performed as a Nonemployee Director during the following calendar year. Any such election shall remain in effect until changed or terminated by making a new election with respect to Nonemployee Director Compensation to be earned in the following calendar year, provided that such election must be made no later than the December 31st immediately preceding such calendar year. On the first business day of each of Fiscal Quarter, the Company shall grant to each Nonemployee Director that number of CSEs equal to that portion of his or her Nonemployee Director Compensation for the immediately preceding quarter that he or she has elected to receive in CSEs, divided by the Fair Market Value of a Share on such day.

12.2.1        Book-Entry Account; Nontransferability. The number of CSEs awarded to each Nonemployee Director shall be credited to a book-entry account established in the name of the Nonemployee Director. The Company’s obligation with respect to such Common Stock Equivalents will not be funded or secured in any manner. No Common Stock Equivalent may be sold, pledged, assigned, transferred or disposed of in any manner, other than by will, the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised during the life of the Nonemployee Director only by the Nonemployee Director or a permitted transferee.

12.2.2        Dividends. If the Company pays a cash dividend with respect to the Shares at any time while CSEs are credited to an Nonemployee Director’s account, additional CSEs shall be credited to the Nonemployee Director’s account equal to (a) the dollar amount of the cash dividend the Nonemployee Director would have received had he or she been the actual owner of the Shares to which the CSEs then credited to the Nonemployee Director’s account relate, divided by (b) the Fair Market Value of one Share on the dividend payment date.

12.2.3        Stockholder Rights. A Nonemployee Director (or his or her designated beneficiary or estate) shall not be entitled to any voting or other stockholder rights as a result of the credit of CSEs to the Nonemployee Director’s account, until certificates representing Shares are delivered to the Nonemployee Director (or his or her designated beneficiary or estate) upon conversion of the Nonemployee Director’s CSEs to Shares pursuant to Section 12.3.

12.3        Settlement and Payment. On the date on which a Nonemployee Director ceases to be a member of the Board for any reason, the Company shall deliver to the Nonemployee Director (or his or her designated beneficiary or estate) a number of Shares equal to the whole number of CSEs then credited to the Nonemployee Director’s account, or at the Nonemployee Director’s option, shall have the Shares credited to an account for the Director with a brokerage firm of the Nonemployee Director’s choosing. Notwithstanding the foregoing, if the

Nonemployee Director made a timely election under Section 12.2 to have any grants of CSEs delivered as Shares immediately upon grant, the Company instead shall deliver the Shares as described on the Grant Date.

SECTION 13

ADDITIONAL PROVISIONS

13.1        Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and, unless otherwise expressly determined by the Committee, shall comply with the requirements of Section 409A.

13.2        Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Committee. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, including with respect to any ambiguities or ambiguous terms, except as otherwise determined in the sole discretion of the Committee. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

13.3        No Effect on Employment or Service. Nothing in the Plan or any Award shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

13.4        Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

13.5        Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

13.6        Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

13.7        Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

13.8        Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 13.7. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, a Participant may, if the Committee (in its discretion) so permits, transfer an Award to an individual or entity other than the Company for estate planning or charitable purposes. Any such transfer shall be made as a gift (i.e., without consideration) and in accordance with such procedures as the Committee may specify from time to time.

13.9        No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

13.10      Vesting of Awards following Change of Control. If, within 12 months after a Change of Control, a Participant’s employment is terminated by the Company without Cause, the vesting of each outstanding Award held by such Participant that was granted prior to the Change of Control shall be accelerated and treated as described in Section 4.4.1, as if the Award was not assumed or substituted for in the Change of Control. If a Participant who is a Nonemployee Director ceases to be such as of the date of a Change of Control (and does not become a member of the board of directors of the successor corporation, or a parent of the successor corporation), the vesting of each outstanding Award then held by the Participant that was granted on or after the Effective Date shall be accelerated as described in Section 4.4.1, as if the Award was not assumed or substituted for in the Change of Control. The accelerated vesting provided by this Section 13.10 shall not apply to an Award if: (a) the applicable Award Agreement specifically provides that the provisions of this Section 13.10 shall not apply to the Award, or (b) the Participant’s employment or service on the Board is terminated due to the Participant’s death or Disability.

13.11      Cancellation or Forfeiture of Awards. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may require a Participant to forfeit, return or reimburse the Company all or any portion of his or her Actual Award, to the extent required by law or provided under any claw-back or similar policy adopted by the Company in the event of fraud, breach of a fiduciary duty, restatement of financial statements, or violation of material Company policies or agreements. In enforcing the preceding sentence, and without limiting the authority of the Committee, the Committee, in its sole and absolute discretion, may choose to cancel, rescind, forfeit, suspend or otherwise limit or restrict any unexpired Award and/or with respect to any Award for which vested Shares and/or cash already have been delivered or credited, rescind such delivery or credit or require the Participant pay to the Company Shares or cash having a value equal to the delivered or credited amount (including any subsequent increase in value). The Company shall be entitled to set off any such amount owed to the Company against any amount owed to the Participant by the Company, to the extent permitted by law.

SECTION 14

AMENDMENT, TERMINATION, AND DURATION

14.1        Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws. In addition, an amendment will be subject to stockholder approval if the Committee or the Board, in their sole discretion, deems such amendment to be a material amendment, except with respect to such an amendment that will impact Awards covering, in the aggregate, no more than five percent (5%) of the shares reserved for issuance under the Plan. The following amendments shall be deemed material amendments for purposes of the preceding sentence: (a) material increases to the benefits accrued to Participants under the Plan; (b) increases to the number of securities that may be issued under the Plan; (c) material modifications to the requirements for participation in the Plan, and (d) the addition of a new provision allowing the Committee to lapse or waive restrictions at its discretion. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan. Termination of the Plan will not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

14.2        Duration of the Plan. The Plan shall be effective as of the Effective Date, and subject to Section 14.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect until the earlier of (a) the date for termination selected by the Board, or (b) February 3, 2024.

SECTION 15

TAX WITHHOLDING

15.1        Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), or at such earlier time as the Tax Obligations are due, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations.

15.2        Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Committee in its discretion from time to time, these methods may include one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Committee determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Committee, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

SECTION 16

LEGAL CONSTRUCTION

16.1        Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2        Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.3        Requirements of Law. Shares shall not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16.4        Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

16.5        Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.6        Inability to Obtain Authority. The Company will not be required to issue any Shares, cash or other property under the Plan unless all the following conditions are satisfied: (a) the admission of the Shares or other property to listing on all stock exchanges on which such class of stock or property then is listed; (b) the completion of any registration or other qualification or rule compliance of the Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental regulatory body, as counsel to the Company, in its absolute discretion, deems necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which counsel to the Company, in its absolute discretion, determines to be necessary or advisable; and (d) the lapse of such reasonable period of time following the Grant Date, vesting and/or exercise as the Company may establish from time to time for reasons of administrative convenience. If the Committee determines, in its absolute discretion, that after reasonable, good faith efforts by the Company, one or more of the preceding conditions will not be satisfied, the Company automatically will be relieved of any liability with respect to the failure to issue the Shares, cash or other property as to which such requisite authority will not have been obtained.

16.7        Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (with the exception of its conflict of laws provisions).

16.8        Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

GARTNER, INC.

ATTN: INVESTOR RELATIONS

56 TOP GALLANT ROAD
STAMFORD, CT 06904-2212

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M72014-P47987	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

GARTNER, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4:
1.	Election of Directors
Nominees:
	To be elected for terms expiring in 2015:		For	Against	Abstain

	1a.	Michael J. Bingle	☐	☐	☐
						For	Against	Abstain
	1b.	Richard J. Bressler	☐	☐	☐

	1c.	Raul E. Cesan	☐	☐	☐

2.   Advisory approval of the Company’s executive compensation.

3.   Approval of the Company’s 2014 Long Term Incentive Plan.

4.   Ratify the appointment of KPMG as our independent auditor for fiscal 2014.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

						☐	☐	☐

	1d.	Karen E. Dykstra	☐	☐	☐	☐	☐	☐

	1e.	Anne Sutherland Fuchs	☐	☐	☐	☐	☐	☐

	1f.	William O. Grabe	☐	☐	☐

	1g.	Eugene A. Hall	☐	☐	☐

	1h.	Stephen G. Pagliuca	☐	☐	☐

	1i.	James C. Smith	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Document is available at www.proxyvote.com.

M72015-P47987

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF GARTNER, INC.

The undersigned hereby appoints Eugene A. Hall, Christopher J. Lafond and Lewis G. Schwartz, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote as provided on the other side, all the shares of Gartner, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Gartner, Inc. to be held May 29, 2014, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)